UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

SMALLCAP World Fund®

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Special feature

Finding new leaders in a difficult economy

▶ See page 4

Annual report for the year ended September 30, 2011

SMALLCAP World Fund seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Results at a glance
For periods ended September 30, 2011, with all distributions reinvested

		Average annual total returns
	Total returns			Lifetime
	1 year	5 years	10 years	(since 4/30/90)
SMALLCAP World Fund
(Class A shares)	–11.0%	0.5%	8.4%	8.6%

MSCI All Country World
Small Cap Index*	–5.8	1.4	10.0	n/a

Lipper Global Small-Cap
Funds Average	–7.4	–0.3	7.5	8.5

*This index is unmanaged and, therefore, has no expenses. It is a free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. This index was not in existence as of the date the fund began investment operations; therefore, lifetime results are not available.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

See page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 34.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

What appeared to be a continuation of the stock market rally dating from March 2009 took a sharp downturn in the latter half of SMALLCAP World Fund’s fiscal year. Concerns about high debt levels in both the United States and Europe pressured equity markets around the globe, particularly among small-capitalization stocks, which entered bear market territory during the period.

Due to this downturn, the fund saw a loss of 11.0%, on a total return basis, for the 12 months ended September 30, 2011. This return assumes reinvestment of dividends, which totaled 52.1 cents during the period.

Comparatively, the unmanaged MSCI All Country World Small Cap Index, the fund’s primary benchmark, lost 5.8% during the period, while the fund’s peer group, as represented by the Lipper Global Small-Cap Funds Average, fell 7.4%. We believe the greater losses experienced by the fund can be attributed to SMALLCAP World Fund’s holdings in emerging-markets stocks. As you can see on the previous page, the fund’s returns surpassed those of its peer group over longer periods.

The year in review

In our semi-annual report six months ago, we noted that economic conditions around the globe continued to improve, and the equity market recovery that began in March 2009 was ongoing. However, we also expressed concern that unemployment and government debt levels in developed countries remained high, despite recent improvements in both at the time.

Indeed, debt and unemployment were among the factors that prompted a selloff in equities starting in May 2011, dominating the second half of the fund’s fiscal year. Debt levels in the United States continued to grow, and a showdown in Washington over raising the debt ceiling rattled investor confidence — and led to an unprecedented downgrade of the U.S. credit rating by Standard & Poor’s.

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In this report

Special feature

4	Finding new leaders in a difficult economy

Contents

1	Letter to investors

3	The value of a long-term perspective

10	Summary investment
portfolio

17	Financial statements

35	Board of directors and other officers

[End Sidebar]

[Begin Sidebar]
Where are SMALLCAP’s holdings located?

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As of September 30, 2011	Percent of net assets

■ United States	39.7%
■ Asia & Pacific Basin	23.8
■ Europe	20.0
■ Other (including Canada
& Latin America)	7.2
■ Short-term securities &
other assets less liabilities	9.3
[end pie chart]

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As of September 30, 2010	Percent of net assets

■ United States	39.1%
■ Asia & Pacific Basin	27.9
■ Europe	19.5
■ Other (including Canada
& Latin America)	6.5
■ Short-term securities &
other assets less liabilities	7.0
[end pie chart]
[End Sidebar]

Overseas, the European debt crisis worsened considerably during the period, weighing on global equity markets. While the recent agreement to assist Greece represents a step forward, other nations — including Italy, Spain, Portugal and Ireland — remain in danger of default to various degrees. Even in relatively stable nations like France and Germany, the economic upheaval stemming from the crisis has stalled the economic recovery, and it is possible at least some European nations could tip back into recession.

Against this backdrop, stocks slid sharply and volatility increased dramatically. Small-cap stocks entered into bear market territory during the latter half of the period, falling more than 20% from their highs earlier in the year. Emerging-markets companies — despite operating in healthier economies — nonetheless led the decline, as risk-averse investors opted for more traditionally stable holdings.

How the fund responded

As long-term investors, the fund’s investment professionals seek to find companies that can weather a variety of economic conditions. Unfortunately, during times of negative sentiment and high volatility, stocks we believe are solid investments can be sold off just as readily as those that are less compelling. While we continue to believe in the long-term potential of the fund’s holdings, the broad-based selloff seen over the past six months was difficult to avoid.

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Largest equity holdings	Percent of net assets

Pharmasset	1.4%
ENN Energy Holdings	1.1
lululemon athletica	.8
InterOil	.8
Virgin Media	.7
MSC Industrial Direct	.7
Sumber Alfaria Trijaya	.7
AAC Technologies Holdings	.6
East West Bancorp	.6
Hittite Microwave	.6
[End Sidebar]

Nonetheless, only two of the fund’s top 10 holdings saw negative returns for the fiscal year. The fund’s top holding, Pharmasset, was also the fund’s single best holding, posting a 458.4% return for the period. The third-largest holding, lululemon athletica, gained 117.6% for the period. Overall, however, the portfolio’s declining issues well outnumbered those that saw positive returns for the period.

Of the 45 countries that the MSCI All Country World Small Cap Index represents, 42 saw negative returns for the full fiscal year, as measured in U.S. dollars with dividends reinvested — and 29 of these saw negative returns of 13% or more. Some of the nations that suffered the greatest small-cap market losses during the 12-month period were from emerging markets, which had led small-cap gains prior to the May downturn.

While healthcare stocks helped returns to a degree, the selloff over the past six months encompassed the broad spectrum of the market.

The road ahead

As of this writing, the prognosis for the global economy is weak. We believe most of the developed world, including the United States, will experience sluggish, uneven growth for the short- to medium-term, while parts of Europe could fall back into recession. High government debt levels, and inadequate responses to them, are likely to impede more robust growth for the foreseeable future. Emerging markets, despite leading the most recent downturn, have shown far more economic resiliency, and in our opinion should continue to do so.

We have always invested in companies we believe have the best potential for long-term growth. Because of this, we will continue to invest in companies from emerging markets and other sectors that saw declines during the fiscal year. While we certainly take current market and economic trends into account, our belief is that well-run companies with strong fundamentals and compelling offerings will provide the best results. For more on our investment process, please read “Finding new leaders in a difficult economy,” starting on page 4.

While we are by no means satisfied by the fund’s returns during this fiscal year, we remain long-term investors, as we believe that this focus will lead to stronger results over time. We encourage you to take a similar long-term perspective in your investments, and we thank you for your continued support. We look forward to reporting to you again in six months.

Sincerely,

/s/ Gordon Crawford

Gordon Crawford
Vice Chairman of the Board

/s/ Gregory W. Wendt

Gregory W. Wendt
President

November 10, 2011

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2011, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $54,867 even after deducting the maximum 5.75% sales charge.

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

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Year ended September 30	Date	SMALLCAP World Fund	Date	MSCI All Country World Small Cap Index2	Date	Consumer Price Index3
	4/30/1990	$9,425	4/30/1990	$10,000	4/30/1990	$10,000
Fiscal Year 1990
High	16-Jul-90	$9,963	17-Jul-90	$11,596	30-Sep-90	$10,295
Low	28-Sep-90	$8,288	28-Sep-90	$8,918	30-Apr-90	$10,000
Close	30-Sep-90	$8,288	30-Sep-90	$8,918	30-Sep-90	$10,295
Fiscal Year 1991
High	30-Sep-91	$11,307	17-Apr-91	$11,421	30-Sep-91	$10,644
Low	11-Oct-90	$8,231	16-Jan-91	$8,897	1-Oct-90	$10,357
Close	30-Sep-91	$11,307	30-Sep-91	$11,210	30-Sep-91	$10,644
Fiscal Year 1992
High	12-Feb-92	$12,666	7-Feb-92	$11,884	30-Sep-92	$10,962
Low	9-Oct-91	$11,140	12-Aug-92	$10,570	1-Oct-91	$10,659
Close	30-Sep-92	$11,640	30-Sep-92	$10,999	30-Sep-92	$10,962
Fiscal Year 1993
High	30-Sep-93	$15,418	3-Sep-93	$14,469	30-Sep-93	$11,257
Low	5-Oct-92	$11,368	9-Oct-92	$10,649	1-Oct-92	$11,001
Close	30-Sep-93	$15,418	30-Sep-93	$14,341	30-Sep-93	$11,257
Fiscal Year 1994
High	3-Feb-94	$17,254	2-Sep-94	$15,727	30-Sep-94	$11,590
Low	24-Jun-94	$15,474	29-Nov-93	$13,616	1-Oct-93	$11,303
Close	30-Sep-94	$16,744	30-Sep-94	$15,468	30-Sep-94	$11,590
Fiscal Year 1995
High	11-Sep-95	$20,046	11-Sep-95	$16,260	30-Sep-95	$11,885
Low	30-Jan-95	$15,821	13-Dec-94	$14,289	3-Oct-94	$11,598
Close	30-Sep-95	$19,856	30-Sep-95	$16,221	30-Sep-95	$11,885
Fiscal Year 1996
High	20-May-96	$23,573	20-May-96	$18,617	30-Sep-96	$12,242
Low	18-Dec-95	$19,323	27-Oct-95	$15,635	31-Dec-95	$11,908
Close	30-Sep-96	$22,877	30-Sep-96	$17,857	30-Sep-96	$12,242
Fiscal Year 1997
High	30-Sep-97	$28,689	30-Sep-97	$19,522	30-Sep-97	$12,506
Low	28-Apr-97	$22,594	14-Apr-97	$16,713	1-Oct-96	$12,281
Close	30-Sep-97	$28,689	30-Sep-97	$19,522	30-Sep-97	$12,506
Fiscal Year 1998
High	13-Oct-97	$29,202	21-Apr-98	$20,484	30-Sep-98	$12,692
Low	31-Aug-98	$22,174	31-Aug-98	$15,352	31-Dec-97	$12,514
Close	30-Sep-98	$22,749	30-Sep-98	$15,611	30-Sep-98	$12,692
Fiscal Year 1999
High	13-Sep-99	$33,760	13-Sep-99	$21,579	30-Sep-99	$13,026
Low	8-Oct-98	$20,294	8-Oct-98	$14,369	31-Dec-98	$12,715
Close	30-Sep-99	$32,172	30-Sep-99	$20,984	30-Sep-99	$13,026
Fiscal Year 2000
High	10-Mar-00	$56,595	10-Mar-00	$26,069	30-Sep-00	$13,476
Low	18-Oct-99	$31,127	18-Oct-99	$20,444	1-Oct-99	$13,049
Close	30-Sep-00	$44,532	30-Sep-00	$22,985	30-Sep-00	$13,476
Fiscal Year 2001
High	2-Oct-00	$43,857	2-Oct-00	$22,743	30-Sep-01	$13,832
Low	21-Sep-01	$23,450	21-Sep-01	$16,368	2-Oct-00	$13,499
Close	30-Sep-01	$24,516	30-Sep-01	$17,180	30-Sep-01	$13,832
Fiscal Year 2002
High	17-Apr-02	$31,220	17-May-02	$21,364	30-Sep-02	$14,042
Low	24-Sep-02	$22,831	24-Sep-02	$16,279	31-Dec-01	$13,708
Close	30-Sep-02	$23,121	30-Sep-02	$16,429	30-Sep-02	$14,042
Fiscal Year 2003
High	19-Sep-03	$31,932	19-Sep-03	$23,605	30-Sep-03	$14,368
Low	9-Oct-02	$21,288	9-Oct-02	$15,159	31-Dec-02	$14,034
Close	30-Sep-03	$30,626	30-Sep-03	$22,898	30-Sep-03	$14,368
Fiscal Year 2004
High	12-Apr-04	$38,954	7-Apr-04	$28,999	30-Sep-04	$14,732
Low	1-Oct-03	$31,035	1-Oct-03	$23,259	31-Dec-03	$14,298
Close	30-Sep-04	$36,736	30-Sep-04	$28,339	30-Sep-04	$14,732
Fiscal Year 2005
High	30-Sep-05	$46,392	30-Sep-05	$36,324	30-Sep-05	$15,423
Low	14-Oct-04	$36,577	14-Oct-04	$28,253	31-Dec-04	$14,763
Close	30-Sep-05	$46,392	30-Sep-05	$36,324	30-Sep-05	$15,423
Fiscal Year 2006
High	9-May-06	$58,016	9-May-06	$44,841	31-Aug-06	$15,818
Low	27-Oct-05	$43,590	20-Oct-05	$34,197	31-Dec-05	$15,268
Close	30-Sep-06	$53,477	30-Sep-06	$41,361	30-Sep-06	$15,741
Fiscal Year 2007
High	19-Jul-07	$73,253	13-Jul-07	$53,980	17-Sep-07	$16,175
Low	10-Jan-07	$58,657	3-Oct-06	$41,194	16-Nov-06	$15,632
Close	30-Sep-07	$72,413	30-Sep-07	$51,547	30-Sep-07	$16,175
Fiscal Year 2008
High	31-Oct-07	$76,428	31-Oct-07	$53,830	16-Jul-08	$17,065
Low	29-Sep-08	$47,556	29-Sep-08	$36,826	1-Oct-07	$16,175
Close	30-Sep-08	$48,685	30-Sep-08	$37,157	30-Sep-08	$16,973
Fiscal Year 2009
High	22-Sep-09	$52,124	22-Sep-09	$41,186	1-Oct-08	$16,973
Low	9-Mar-09	$28,688	9-Mar-09	$21,316	16-Dec-08	$16,309
Close	30-Sep-09	$51,765	30-Sep-09	$40,572	30-Sep-09	$16,755
Fiscal Year 2010
High	30-Sep-10	$61,657	26-Apr-10	$48,172	16-Sep-10	$16,946
Low	28-Oct-09	$50,003	2-Oct-09	$39,125	16-Dec-09	$16,753
Close	30-Sep-10	$61,657	30-Sep-10	$47,100	30-Sep-10	$16,946
Fiscal Year 2011
High	29-Apr-11	$72,592	29-Apr-11	$58,452	16-Sep-11	$17,602
Low	30-Sep-11	$54,867	30-Sep-11	$44,364	1-Oct-10	$16,946
Close	30-Sep-11	$54,867	30-Sep-11	$44,364	30-Sep-11	$17,602
[end mountain chart]
Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2This index is unmanaged and, therefore, has no expenses. Because the index was not in existence at the time of the fund’s inception, cumulative returns through May 1994 reflect the returns of the S&P Developed <$1.2 Billion Index.

3Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
4For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2011)*

	1 year	5 years	10 years

Class A shares	–16.14%	–0.67%	7.75%
*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 1.09% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

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Finding new leaders in a difficult economy

The global economy is beset with challenges, yet small companies that continue to thrive give the investment professionals of SMALLCAP World Fund a diverse array of options to seek to produce long-term results.

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A Canadian yoga retailer, a full-service financial institution catering to India’s burgeoning upper class, a U.S. industrial supply company: These are just a few of the thousands of publicly traded, small-capitalization companies around the world that SMALLCAP World Fund has the opportunity to choose from.

Not every small-cap company will be a good investment. Some may disappoint in the years ahead, while others may grow into tomorrow’s leaders in their respective markets. It’s up to the fund’s portfolio counselors and investment analysts to figure out which companies can succeed and become good investments for the fund.

“Right now, we’re in a very difficult environment,” says portfolio counselor Gordon Crawford. “That makes it very important to find companies that can make it through a difficult economy and come out ahead.”

Each portfolio counselor investing with the fund has his or her own ideas on how best to identify those companies. Together, they’ve created a fund with a great deal of diversity, in terms of both geography and market sector. Here’s how they do it.

The basics

Perhaps the most basic element is business fundamentals. The fund’s investment professionals are always on the lookout for well-run companies that have the proven ability to thrive in a variety of economic conditions. A well-run company generally has strong revenues, good cash flow and solid margins.

“They have to make money, of course,” says portfolio counselor Mark Denning. “That’s really half the battle right there. You’re not just buying a piece of paper. You’re making an investment in a real company, and that company needs to have a solid business.”

MSC Industrial Direct has been one of the fund’s largest holdings for years. The company, founded in 1941, is a marketer and distributor of industrial goods and supplies — many of the things needed to keep a factory operating on a day-to-day basis. Soon after the company was listed on the New York Stock Exchange in 1995, the fund’s analysts began to take a look. What they found was a company with more than 500,000 products offered, a large number of suppliers, a broad customer base and very strong margins.

“MSC, to me, really defines a well-run company,” says portfolio counselor Brady Enright. “Their operations are incredibly efficient. They’ve recently expanded west of the Mississippi to cover the whole country, and they do it through a handful of distribution centers.”

“In general, when making the decision about whether to invest in a given small-cap company, the potential for growth can sometimes be obscured by short-term business issues,” says portfolio counselor Brad Freer. “But our research has to show that these issues can be overcome. If not, it’s simply best to walk away.”

The marketplace

A company that has a strong business model and a solid balance sheet is generally doing something right in its core business — and that usually means successful products that can be priced to achieve attractive margins, and provide growth in both revenues and market share.

There are plenty of companies that sell exercise clothing, for example. There are few whose products have achieved a following like those sold by lululemon athletica, which today ranks as the fund’s third-largest holding.

Founded in 1998, the company came to the attention of investment analyst Anne-Marie Peterson before the Vancouver-based retailer went public in 2007. As part of her research, Anne-Marie not only analyzed the company’s business fundamentals, but also visited stores and talked to customers. She saw that lululemon was bringing the kind of fashion to yoga and exercise wear that other retail outlets just weren’t providing.

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The fund’s investment professionals closely look at the management teams at the companies they research, and meet with hundreds of executives from small-cap companies every year.
[End Sidebar]

She brought her research to the portfolio counselors, and they agreed that the company’s key products and management’s desire to expand made it a good potential investment.

“What struck me was the passion people have for its workout clothes,” Gordon says. “It’s like the passion people have for Apple products.”

Since the company’s public offering, it has quickly extended its retail outlets across North America and expanded its product lines.

“It’s that glide path to growth in the marketplace that makes a company compelling,” Brady says. “Some companies grow through new products, others through geographic expansion, some do both. If a company can grow its revenues faster than the market it operates in, it has a real opportunity. That’s what makes small-caps unique — the growth potential.”

The people

Of course, having a plan for growth and executing that plan are two different things, and the difference often boils down to the right people. The fund’s investment professionals closely look at the management teams at the companies they research, and meet with hundreds of executives from small-cap companies every year.

Brad points to one executive who’s consistently impressed him — Uday Kotak, founder and chief executive of Kotak Mahindra Bank in India. Shortly after graduating from business school, Uday started a company to help Ford service auto loans in India. Twenty-five years later, the company is one of India’s only full-service financial institutions, involved in consumer banking, asset management, insurance and securities trading, all aimed at India’s growing upper class.

“When I think of good management, I think of Uday,” Brad says. “He is a really smart guy who’s surrounded himself with really smart people. He’s opportunistic when he sees an opening, but he thinks about risk like we think about risk. He knows exactly how much risk he’s willing to take for the reward. It’s like he sees the bank’s capital as his own money.”

Executives of small-cap companies take on an outsized role in management. They tend to have a greater say in even the smallest decisions and interact closely with both employees and customers. They can be a large part of a company’s ultimate success or failure.

“There are typically anywhere from one to five individuals who are of paramount importance in small companies, and I really take the time and effort to get to know them,” adds portfolio counselor Lawrence Kymisis. “You really want to have confidence in those individuals to take the company to the next level, and that personal interaction is important.”

This is, perhaps, the most subjective criterion that any investment professional can use when evaluating a company — leadership can’t be quantified the way cash flow can. But past success, future plans and engagement with the company go a long way in helping the fund’s professionals decide on whether to invest.

“Management typically has far more of a stake in the company’s success than it might in larger companies,” Mark says. “So you’ve got to see what kind of plan they have in place, then figure out whether they’re up to the challenge or not. It’s not an easy answer to try to find, but it means a lot.”

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The environment

Investing doesn’t happen in a vacuum and, in general, small-cap stocks are more volatile than shares of larger companies. They can be hit hard in a recession and bounce back strongly when the timing is right. As long-term investors, SMALLCAP World Fund’s portfolio counselors look ahead to gauge a company’s potential, but they still have to pay attention to what’s going on now in the global economy.

“You can’t ignore economic conditions,” Gordon says. “A company won’t be able to reach its potential if it can’t survive a difficult environment. You need to ensure that they’re doing business in a place or a sector that isn’t as hard hit as others, or that they can still thrive when things are tough.”

Many portfolio counselors look to emerging markets for investments, particularly companies that enjoy strong domestic revenues and potential for growth. One such company is ENN Energy Holdings, the fund’s second-largest holding. Since 1992, the company has been supplying natural gas to urban areas in China, and has grown its market share steadily.

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“In China, you have a large, growing middle class that’s becoming urbanized,” Gordon says. “Plus, the authorities there prefer natural gas to coal because it’s a clean-burning energy and China has a major pollution problem. This is the company that’s hooking up many of the homes and businesses to this new, clean energy source.”

In the current environment, many developing nations like China have seen a stronger economic recovery than the developed world, and many of the fund’s investment professionals believe companies that provide domestic services in these markets could show great growth and stability.

Still, there are companies in the developed world that have demonstrated an ability to grow despite the recent recession and the challenges ahead. Some portfolio counselors see the market difficulties as potential buying opportunities; if they’re convinced a company can weather a difficult market, they can take advantage of a downturn in share price to pick up a bargain.

“Small-cap stocks can be particularly volatile, and punished unfairly in the short term, especially when people are worried about the economy,” Brady says. “But the short-term volatility may not reflect the longer term outlook, and having a longer term focus can give you a strategic advantage when you see opportunities.”

The opportunities

Indeed, there are some investment analysts and portfolio counselors who prefer to look at stocks that are perceived as being “out of favor” by the market at large. Small-cap companies often run into difficulties —the good ones work through them, says portfolio counselor Dylan Yolles.

“There are, of course, companies that aren’t liked for very good reasons,” Dylan adds. “But you’ll also find companies that maybe had a change in management, or shifted their strategy somewhat, and got unfairly beaten up for it. You have to look into that to see if either the new management or the new plan has more potential than the old one.”

A diversified fund

Each portfolio counselor and investment analyst applies their criteria differently, adding individual preferences into the mix before deciding whether to invest in a given company. As a result, SMALLCAP World Fund offers a great deal of diversity, in terms of both market sector and geography.

[Begin Sidebar]
While small-cap stocks can experience greater volatility, the fund’s focus on the long term allows the portfolio counselors to ride out the ups and downs.
[End Sidebar]

“As much as there are these commonalities, it’s not as though there’s a recipe or a checklist where, at the end, you have a ‘good stock,’” Brady says. “The more formulaic you tend to be, the less likely you’ll succeed, because you’ll have missed something.”

With 13 portfolio counselors and a diverse team of investment analysts all investing on behalf of the fund, SMALLCAP World Fund has investments in 47 countries and is spread across nearly all sectors.

“In the end, you’ve got to throw that net out wide,” Mark says. “Yes, some might get through a wide mesh, but you get a lot of great opportunities.”

And while small-cap stocks can experience greater volatility, the fund’s focus on the long term allows the portfolio counselors to ride out the ups and downs.

“The noise surrounding small-caps is a lot greater than most other investments,” Brad says. “We have the processes and research in place to invest in the companies that we really believe in, and tune out that noise in the name of long-term results.” ■

[Begin Sidebar]
The multiple portfolio counselor system

As you can see in this article, different portfolio counselors have different approaches to investing, which results in a diverse fund. We call this the Multiple Portfolio Counselor System.SM Here’s how it works:

The fund’s assets are divided among 13 portfolio counselors, each of whom may invest those assets as he or she sees fit within the fund’s guidelines and with an eye toward its stated objective. The fund’s portfolio counselors represent a broad array of investment styles, backgrounds and industry experience.

Another portion of the fund, typically 20% to 30%, is given to the fund’s investment analysts to invest. This research portfolio allows analysts to invest in the sectors and industries they follow.

For more than 50 years, this unique system has allowed each portfolio counselor and investment analyst the independence needed to put their best ideas to work. While there’s still a great deal of communication between investment professionals, a system where individual ideas are encouraged gives the fund the benefit of diversity of opinions and can lead to reduced volatility in the long term.

“We all have different ideas, but in the end, we only have to find the 30 or 40 companies we really think will be the best ones for the fund,” Brad says. “In small-caps, when you’ve got thousands of companies to choose from, the system makes a huge difference.”

SMALLCAP World Fund’s counselors bring together a wealth of investment experience. Here are the specific years* of experience for these primary decision makers for the fund:

Gordon Crawford	40 years
Claudia P. Huntington	38 years
Mark E. Denning	28 years
Kathryn M. Peters	23 years
Noriko H. Chen	20 years
Brady L. Enright	19 years
Jonathan Knowles	19 years
Bradford F. Freer	18 years
J. Blair Frank	17 years
Lawrence Kymisis	16 years
Kristian Stromsoe	14 years
Andraz Razen	13 years
Dylan J. Yolles	13 years

*As of September 30, 2011
[End Sidebar]

Summary investment portfolio September 30, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)

Consumer discretionary	17.06%
Industrials	13.32
Health care	12.66
Information technology	12.38
Financials	9.43
Other industries	24.28
Other securities	1.54
Short-term securities & other assets less liabilities	9.33
[end pie chart]

Country diversification	(percent of net assets)

United States	39.7%
United Kingdom	8.4
Euro zone*	8.0
India	4.5
China	4.4
Canada	3.6
Hong Kong	2.4
Australia	2.3
Japan	2.2
Brazil	2.0
Indonesia	1.5
Other countries	11.7
Short-term securities & other assets less liabilities	9.3

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Slovenia and Spain.

			Percent
		Value	of net
Common stocks - 89.13%	Shares	(000)	assets

Consumer discretionary - 17.06%
lululemon athletica inc. (1)	2,678,100	$130,290	.76%
Manufacturer and retailer of yoga-inspired athletic apparel.
Virgin Media Inc.	5,062,500	123,272	.72
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
PT Sumber Alfaria Trijaya Tbk (2) (3)	274,541,000	114,658	.67
Indonesia-based retailer engaged in the distribution and trading of fast-moving consumer goods.
Chipotle Mexican Grill, Inc. (1)	298,000	90,279	.53
Mexican food restaurant chain in the U.S. and Canada.
Delticom AG (2) (3)	939,921	81,416	.48
Germany-based tire retailer.
Paddy Power PLC (2)	1,453,726	74,802	.44
Betting and gaming company operating in the U.K., Ireland and Australia.
Liberty Media Corp., Class A (1)	1,080,000	68,645	.40
Engaged in the media, communications and entertainment industries.
Lions Gate Entertainment Corp. (1) (3)	9,100,000	62,790	.37
Independent motion picture and television producer and distributor.
Mr Price Group Ltd. (2)	7,486,480	62,134	.37
Retail distribution chain based in South Africa.
Tiffany & Co.	947,000	57,597	.34
A global retailer of fine jewelry, timepieces and crystal.
Melco Crown Entertainment Ltd. (ADR) (1)	6,500,000	54,015	.32
Casino gaming and resort operator based in Macau.
Other securities		1,988,822	11.66
		2,908,720	17.06

Industrials - 13.32%
MSC Industrial Direct Co., Inc., Class A	2,147,500	121,248	.71
Distributor of industrial maintenance and repair products.
MTU Aero Engines Holding AG (2)	1,261,000	79,058	.46
Major aircraft engine manufacturer based in Germany.
Intertek Group PLC (2)	2,702,000	77,470	.45
Provider of business research, consulting and training to the financial services industry.
Container Corp. of India Ltd. (2)	3,737,191	73,560	.43
Provider of rail transportation and other logistical support for cargo shipments throughout India.
Pipavav Defence and Offshore Engineering Co. Ltd. (1) (2) (3)	42,066,000	67,073	.39
Shipbuilding company based in India.
SIA Engineering Co. Ltd. (2)	20,376,000	58,993	.35
Aircraft maintenance, repair and overhaul services provider in the Asia-Pacific region.
AirAsia Bhd. (2)	64,000,000	58,273	.34
Low-fare airline based in Malaysia.
Meggitt PLC (2)	10,812,184	56,106	.33
Manufacturer of components and subsystems for the aerospace, defense and energy markets.
IDEX Corp.	1,795,000	55,932	.33
Manufacturer of fluidics systems and components.
Michael Page International PLC (2)	9,727,502	55,336	.33
Major recruitment company based in the United Kingdom.
Other securities		1,568,683	9.20
		2,271,732	13.32

Health care - 12.66%
Pharmasset, Inc. (1)	2,987,692	246,096	1.44
Pharmaceutical company focused on the treatment of viral infections.
Endo Pharmaceuticals Holdings Inc. (1)	2,991,400	83,729	.49
Specialty health care solutions company focused on pain management.
Regeneron Pharmaceuticals, Inc. (1)	1,368,820	79,665	.47
Biotechnology company focused on the treatment of serious medical conditions.
Fleury SA, ordinary nominative	5,672,150	67,694	.40
Brazil-based provider of services and solutions for the health care industry.
athenahealth, Inc. (1)	1,088,069	64,795	.38
Provider of health care business and clinical services for physician practices.
Cochlear Ltd. (2)	1,456,910	64,738	.38
Major designer and manufacturer of hearing implants and hearing aids sold around the world.
Grifols, SA (1) (2)	3,290,000	61,542	.36
Global manufacturer of health care products, specializing in hemoderivatives.
Thoratec Corp. (1)	1,731,000	56,500	.33
Manufacturer of medical devices used for circulatory support.
Intuitive Surgical, Inc. (1)	155,000	56,463	.33
Manufacturer of robotic-assisted minimally invasive surgical systems.
Incyte Corp. (1)	4,041,300	56,457	.33
Biotechnology company focused on developing small molecule drugs for oncology and inflammation.
Other securities		1,321,371	7.75
		2,159,050	12.66

Information technology - 12.38%
AAC Technologies Holdings Inc. (2)	50,475,000	108,114	.63
China-based manufacturer of miniature acoustic components.
Hittite Microwave Corp. (1) (3)	2,009,950	97,885	.57
Manufacturer of integrated circuits, modules and subsystems for radio frequency, microwave and millimeter-wave applications.
Compuware Corp. (1) (3)	11,770,000	90,158	.53
Enterprise software and IT services provider focused on large companies.
Kingboard Chemical Holdings Ltd. (2)	32,356,200	87,052	.51
Maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards.
National Instruments Corp.	3,686,479	84,273	.50
Develops and manufactures hardware and software for test and measurement instrumentation.
SINA Corp. (1)	933,500	66,848	.39
Operates Chinese-language Web portals serving China and global Chinese communities.
Elster Group SE (ADR) (1)	4,470,000	66,826	.39
Germany-based manufacturer of gas, electricity and water meters.
FactSet Research Systems, Inc.	670,000	59,610	.35
Provides financial and economic data for the investment community.
Other securities		1,451,074	8.51
		2,111,840	12.38

Financials - 9.43%
East West Bancorp, Inc.	6,937,515	103,438	.61
Commercial bank serving consumers and businesses throughout California.
Brait SA (2) (3)	32,252,268	70,175	.41
Investment and financial services company mainly serving South Africa.
Kotak Mahindra Bank Ltd. (2)	7,170,098	66,585	.39
Financial solutions provider based in India.
YES BANK Ltd. (2)	11,658,445	63,953	.37
India-based commercial banking company.
Onex Corp.	2,000,000	62,334	.37
Private equity investment company based in Canada.
Manappuram Finance Ltd. (2) (3)	45,864,100	48,451
Manappuram Finance Ltd. (2) (3) (4)	8,948,714	9,454	.34
Gold loan finance company based in India.
Other securities		1,183,449	6.94
		1,607,839	9.43

Energy - 6.01%
InterOil Corp. (1) (3)	2,626,200	127,948	.75
Engaged in the exploration and development of oil and natural gas properties in Papua New Guinea.
Pacific Rubiales Energy Corp.	3,751,300	79,472	.47
Canada-based producer of heavy crude oil and natural gas focused in Colombia and northern Peru.
Gulf Keystone Petroleum Ltd. (1) (2) (4)	33,442,632	74,976	.44
Oil and gas company operating in the Kurdistan Region of Northern Iraq and the Republic of Algeria.
Ophir Energy PLC (1) (2) (3)	17,465,000	73,438	.43
Oil and gas exploration company with assets in Africa.
Rosetta Resources Inc. (1)	1,640,000	56,121	.33
Oil and gas company focused on onshore energy resources in the U.S.
Other securities		612,816	3.59
		1,024,771	6.01

Materials - 5.81%
AptarGroup, Inc.	1,617,682	72,262	.42
Manufacturer of dispensing systems for fragrances, pharmaceuticals and personal care products.
African Minerals Ltd. (1) (2)	8,206,621	48,812
African Minerals Ltd. (1) (2) (4)	1,431,500	8,514
African Minerals Ltd. (1) (2)	300,000	1,784	.35
Diamond exploration company in Africa.
Kenmare Resources PLC (1) (2)	95,876,802	50,089
Kenmare Resources PLC (1) (2) (4)	14,095,980	7,364	.34
Explores for and develops mines.
Other securities		802,560	4.70
		991,385	5.81

Consumer staples - 4.44%
Other securities		756,909	4.44

Utilities - 1.84%
ENN Energy Holdings Ltd. (2) (3)	56,813,000	183,813	1.07
China-based operator of gas pipeline infrastructure and a distributor of piped and bottled gas.
Other securities		130,948	.77
		314,761	1.84

Telecommunication services - 1.18%
tw telecom inc. (1)	3,635,000	60,050	.35
Provider of broadband voice and data networking services.
Other securities		141,023	.83
		201,073	1.18

Miscellaneous - 5.00%
Other common stocks in initial period of acquisition		851,955	5.00

Total common stocks (cost: $14,639,245,000)		15,200,035	89.13

Preferred stocks - 0.04%

Financials - 0.04%
Other securities		7,640	.04

Total preferred stocks (cost: $5,528,000)		7,640	.04

Warrants - 0.03%

Other - 0.03%
Other securities		4,937	.03

Total warrants (cost: $2,398,000)		4,937	.03

Convertible securities - 0.54%

Other - 0.54%
Other securities		92,546	.54

Total convertible securities (cost: $99,074,000)		92,546	.54

	Principal		Percent
	amount	Value	of net
Bonds & notes - 0.93%	(000)	(000)	assets

Bonds & notes of U.S. government - 0.93%
U.S. Treasury 3.75% 2041	$135,320	158,193	.93

Total bonds & notes (cost: $150,948,000)		158,193	.93

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.33%	(000)	(000)	assets

Fannie Mae 0.07%-0.20% due 10/17/2011-6/18/2012	664,686	664,532	3.90
Freddie Mac 0.10%-0.21% due 10/31/2011-4/3/2012	278,100	278,056	1.63
Federal Home Loan Bank 0.135%-0.20% due 12/14/2011-8/14/2012	152,800	152,756	.90
Novartis Securities Investment Ltd. 0.13%-0.19% due 11/14/2011 (4)	64,700	64,680	.38
U.S. Treasury Bill 0.19% due 1/12/2012	24,000	23,999	.14
Other securities		406,671	2.38

Total short-term securities (cost: $1,590,311,000)		1,590,694	9.33

Total investment securities (cost: $16,487,504,000)		17,054,045	100.00
Other assets less liabilities		(58)	0.00

Net assets		$17,053,987	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2011, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2011 (000)
ENN Energy Holdings Ltd. (2)	69,350,000	-	12,537,000	56,813,000	$2,946	$183,813
InterOil Corp. (1)	-	2,626,200	-	2,626,200	-	127,948
PT Sumber Alfaria Trijaya Tbk (2)	-	274,541,000	-	274,541,000	224	114,658
Hittite Microwave Corp. (1)	1,959,000	225,500	174,550	2,009,950	-	97,885
Compuware Corp. (1)	11,270,000	500,000	-	11,770,000	-	90,158
Delticom AG (2)	728,265	211,656	-	939,921	3,223	81,416
Ophir Energy PLC (1) (2)	-	17,465,000	-	17,465,000	-	73,438
Brait SA (2)	-	32,252,268	-	32,252,268	-	70,175
Brait SA, rights, expire 2011	-	19,041,150	19,041,150	-	-	-
Pipavav Defence and Offshore Engineering Co. Ltd. (1) (2)	32,910,000	10,541,000	1,385,000	42,066,000	-	67,073
Lions Gate Entertainment Corp. (1)	9,100,000	-	-	9,100,000	-	62,790
Manappuram Finance Ltd. (2)	19,962,050	25,902,050	-	45,864,100	609	48,451
Manappuram Finance Ltd. (2) (4)	-	8,948,714	-	8,948,714	119	9,454
Integra LifeSciences Holdings Corp. (1)	1,382,590	227,388	180,185	1,429,793	-	51,144
Heritage Oil Ltd. (1) (2)	11,898,000	1,590,000	-	13,488,000	-	48,359
Comstock Resources, Inc. (1)	1,280,000	1,798,111	-	3,078,111	-	47,588
Emeritus Corp. (1)	1,765,000	1,485,000	-	3,250,000	-	45,825
Pharmacyclics, Inc. (1) (5)	1,000,000	2,845,871	-	3,845,871	-	45,497
Coupons.com Inc., Series B, convertible preferred (1) (2) (6)	-	8,191,724	-	8,191,724	-	45,000
Kapsch TrafficCom AG (2)	548,989	104,572	-	653,561	798	43,098
Beacon Roofing Supply, Inc. (1)	1,360,000	1,244,800	-	2,604,800	-	41,651
ArthroCare Corp. (1)	200,000	1,245,400	-	1,445,400	-	41,584
Northgate PLC (1) (2)	10,626,805	-	-	10,626,805	-	41,289
National Financial Partners Corp. (1)	3,174,800	-	-	3,174,800	-	34,732
National Financial Partners Corp. 4.00% convertible notes 2017	$4,000,000	-	-	$4,000,000	160	4,295
Exponent, Inc. (1)	936,400	-	-	936,400	-	38,701
Goodpack Ltd. (2)	26,360,000	3,700,000	-	30,060,000	1,144	34,761
Goodpack Ltd., warrants, expire 2012 (1) (2)	5,272,000	-	-	5,272,000	-	3,829
Cox and Kings (India) Ltd. (2)	2,716,000	5,826,900	-	8,542,900	85	36,881
Cox and Kings (India) Ltd. (GDR) (2)	165,000	165,000	-	330,000	4	1,425
JSE Ltd. (2)	3,990,234	755,011	-	4,745,245	2,787	37,640
Orthofix International NV (1)	-	1,090,100	-	1,090,100	-	37,619
Gem Diamonds Ltd. (1) (2)	10,255,000	806,300	-	11,061,300	-	35,793
Super Group Ltd. (2)	-	29,500,000	-	29,500,000	1,345	35,162
Jumbo SA (2)	9,249,878	-	2,494,946	6,754,932	2,061	35,036
Cadence Pharmaceuticals, Inc. (1)	-	5,042,279	-	5,042,279	-	33,027
Exillon Energy PLC (1) (2)	7,369,660	2,250,000	-	9,619,660	-	30,127
Hana Microelectronics PCL (2)	53,925,000	-	-	53,925,000	2,666	28,938
ICG Group, Inc. (1)	3,096,000	-	-	3,096,000	-	28,514
Quantum Corp. (1)	12,568,897	-	-	12,568,897	-	22,750
Quantum Corp. 3.50% convertible notes 2015 (4)	-	$4,900,000	-	$4,900,000	150	4,398
Coal of Africa Ltd. (1) (2)	27,975,000	9,160,000	692,431	36,442,569	-	26,137
QSR Brands Bhd (2)	-	14,905,000	-	14,905,000	244	25,612
Domino's Pizza Enterprises Ltd. (2)	4,482,300	-	480,000	4,002,300	904	25,298
CJ CGV Co., Ltd. (2)	-	1,235,000	-	1,235,000	225	24,394
China High Precision Automation Group Ltd. (2) (5)	34,179,000	29,321,000	-	63,500,000	405	24,092
Mood Media Corp. (1) (4)	6,375,000	-	-	6,375,000	-	17,156
Mood Media Corp. (CDI) (GBP denominated) (1) (2) (4)	-	2,375,000	-	2,375,000	-	6,391
Jaguar Mining Inc. (1)	5,035,000	-	-	5,035,000	-	23,544
Real Nutriceutical Group Ltd. (2) (5)	32,400,000	30,400,000	-	62,800,000	323	23,338
Ennis, Inc.	2,065,810	-	332,118	1,733,692	1,126	22,642
Harvest Natural Resources, Inc. (1)	1,650,000	385,000	-	2,035,000	-	17,440
Harvest Natural Resources, Inc. 8.25% convertible notes 2013	$3,000,000	-	-	$3,000,000	248	4,665
Frigoglass SAIC (2)	869,298	2,183,082	-	3,052,380	554	21,980
Fluidigm Corp. (1)	-	1,484,234	-	1,484,234	-	20,675
Fluidigm Corp.	-	984,234	984,234	-	-	-
Fluidigm Corp., Series E, convertible preferred	1,309,740	-	1,309,740	-	-	-
Fluidigm Corp., warrant, expires 2011	1	-	1	-	-	-
Comfort Systems USA, Inc.	1,905,000	571,000	-	2,476,000	438	20,600
First Southern Bancorp, Inc. (1) (2) (6)	1,344,915	-	-	1,344,915	-	12,548
First Southern Bancorp, Inc., Series C, convertible preferred (1) (2) (6)	2,299	-	-	2,299	-	7,768
Houston Wire & Cable Co.	1,678,900	-	-	1,678,900	588	19,291
BrisConnections Unit Trusts (1) (2)	27,300,000	-	-	27,300,000	-	18,492
Savient Pharmaceuticals, Inc. (1)	2,326,345	2,200,655	232,800	4,294,200	-	17,606
Savient Pharmaceuticals, Inc. 4.75% convertible notes 2018	-	$3,400,000	$2,580,000	$820,000	101	576
Autoneum Holding AG (1) (2)	-	298,000	-	298,000	-	17,962
Gran Colombia Gold SA (1)	45,056,000	29,495,000	45,056,000	29,495,000	-	16,607
Gran Colombia Gold SA, warrants, expire 2015 (1)	22,528,000	5,632,000	27,073,500	1,086,500	-	176
Standard Parking Corp. (1)	998,000	50,600	-	1,048,600	-	16,400
Cline Mining Corp. (1)	-	14,300,300	-	14,300,300	-	15,420
Douglas Dynamics, Inc.	1,175,000	-	-	1,175,000	1,375	15,016
Powerland AG, non-registered shares (1) (2)	-	1,200,000	-	1,200,000	-	14,835
CDON Group AB (1) (2)	-	3,828,000	-	3,828,000	-	13,981
Immersion Corp. (1)	-	2,254,000	-	2,254,000	-	13,479
Infotech Enterprises Ltd. (2)	6,000,000	-	320,000	5,680,000	169	13,298
Mahindra Lifespace Developers Ltd. (2) (5)	1,133,612	1,023,768	-	2,157,380	242	13,022
SPS Commerce, Inc. (1)	-	777,000	-	777,000	-	12,657
Mvelaserve Ltd. (1) (2)	-	8,572,000	-	8,572,000	-	11,643
Talison Lithium Ltd. (1)	-	6,425,000	1,070,900	5,354,100	-	11,138
National American University Holdings, Inc.	1,515,000	-	-	1,515,000	182	10,847
Home Federal Bancorp, Inc.	1,384,249	-	-	1,384,249	305	10,825
POLYTEC Holding AG, non-registered shares (1) (2)	-	1,450,500	-	1,450,500	-	10,433
U.S. Auto Parts Network, Inc. (1)	-	1,980,000	-	1,980,000	-	10,039
Falkland Oil and Gas Ltd. (1) (2)	-	14,225,000	-	14,225,000	-	9,832
Sirius Minerals PLC (1) (2)	-	56,804,735	-	56,804,735	-	9,673
Green Packet Bhd. (1) (2) (4)	29,583,116	-	-	29,583,116	-	5,247
Green Packet Bhd. (1) (2)	23,016,100	-	-	23,016,100	-	4,082
Cpl Resources PLC (2)	2,975,986	-	510,000	2,465,986	203	9,220
ValueVision Media, Inc., Class A (1)	-	3,846,293	-	3,846,293	-	9,077
Obtala Resources Ltd. (1) (2)	8,500,000	-	-	8,500,000	-	4,441
Obtala Resources Ltd. (1) (2) (4)	7,950,000	-	-	7,950,000	-	4,154
OnMobile Global Ltd. (1) (2)	2,837,000	4,347,110	-	7,184,110	-	8,526
Bloomsbury Publishing PLC (2)	5,405,000	-	-	5,405,000	442	8,233
School Specialty, Inc. (1) (5)	810,000	343,240	-	1,153,240	-	8,223
Gevo, Inc. (1)	-	1,304,030	-	1,304,030	-	7,263
Pacific Coal, SA (1) (4)	-	17,000,000	-	17,000,000	-	6,327
Pacific Coal, SA, warrants, expire 2016 (1) (2) (4)	-	8,500,000	-	8,500,000	-	609
Pacific Coal, SA, subscription receipts	-	17,000,000	17,000,000	-	-	-
Petrodorado Energy Ltd. (1)	22,400,000	16,000,000	-	38,400,000	-	6,230
Afferro Mining Inc. (1) (2)	-	6,460,000	-	6,460,000	-	5,432
Talwalkars Better Value Fitness Ltd. (2)	-	1,446,000	-	1,446,000	33	5,216
Tilaknager Industries Ltd. (2)	-	8,890,000	-	8,890,000	154	5,216
BG Medicine, Inc. (1)	-	1,403,203	-	1,403,203	-	4,793
BG Medicine, Inc. (1) (4)	-	1,088,390	1,028,990	59,400	-	399
BG Medicine, Inc., warrants, expire 2020	57,692	28,846	86,538	-	-	-
BG Medicine, Inc. 12.00% convertible notes 2011	$500,000	$250,000	$750,000	-	46	-
BG Medicine, Inc., Series D, convertible preferred	1,538,462	-	1,538,462	-	-	-
EACOM Timber Corp. (1) (4)	23,000,000	3,200,000	-	26,200,000	-	2,500
SinoTech Energy Ltd. (ADR) (1) (2)	-	3,820,900	-	3,820,900	-	458
Imagelinx PLC (1) (2)	21,385,714	-	450,000	20,935,714	-	163
CEC Unet PLC (1) (2)	35,100,775	-	-	35,100,775	-	-
AAC Technologies Holdings Inc. (2) (7)	70,922,000	13,846,000	34,293,000	50,475,000	3,405	-
Amtek Engineering Ltd. (1) (2) (7)	-	30,199,000	19,696,600	10,502,400	-	-
athenahealth, Inc. (1) (7)	1,894,998	107,000	913,929	1,088,069	-	-
Avid Technology, Inc. (1) (7)	2,039,944	-	281,057	1,758,887	-	-
Blue Nile, Inc. (1) (7)	829,140	-	640,875	188,265	-	-
CKX, Inc. (7)	6,070,427	-	6,070,427	-	-	-
Dah Sing Financial Holdings Ltd. (2) (7)	16,819,400	2,102,425	4,949,163	13,972,662	2,650	-
Dah Sing Financial Holdings Ltd., rights, expire 2010 (7)	-	2,102,425	2,102,425	-	-	-
Drogasil SA, ordinary nominative(7)	3,253,500	6,386,400	3,162,300	6,477,600	772	-
Duff & Phelps Corp., Class A (7)	2,205,300	-	2,205,300	-	282	-
East West Bancorp, Inc.(7)	6,937,515	1,500,000	1,500,000	6,937,515	924	-
Ekornes ASA (2) (7)	2,019,750	-	573,900	1,445,850	2,803	-
FormFactor, Inc. (1) (7)	3,715,000	-	1,320,000	2,395,000	-	-
Fourlis (1) (2) (7)	3,855,540	-	2,099,728	1,755,812	-	-
Gruppo MutuiOnline SpA (2) (7)	2,388,968	628,968	2,475,635	542,301	421	-
Gulf Keystone Petroleum Ltd. (1) (2) (4) (7)	51,987,632	750,000	19,295,000	33,442,632	-	-
Harry Winston Diamond Corp. (CAD denominated) (1) (7)	4,292,400	4,292,400	6,442,900	2,141,900	-	-
Harry Winston Diamond Corp. (7)	372,600	-	372,600	-	-	-
Interline Brands, Inc. (7)	1,882,000	-	1,882,000	-	-	-
Jain Irrigation Systems Ltd. (2) (7)	3,925,140	19,778,564	6,999,477	16,704,227	381	-
KAB Distribution Inc. (7)	9,700,000	-	9,700,000	-	-	-
Limelight Networks, Inc. (7)	-	6,000,000	6,000,000	-	-	-
LoopNet, Inc. (1) (7)	2,278,440	-	1,804,705	473,735	-	-
Maple Energy PLC (7)	9,390,000	-	9,390,000	-	-	-
Masterskill Education Group Bhd. (7)	24,300,000	-	24,300,000	-	-	-
Mobile Mini, Inc. (1) (7)	2,221,600	540,000	1,487,060	1,274,540	-	-
Net 1 UEPS Technologies, Inc. (7)	2,768,873	-	2,768,873	-	-	-
Newron Pharmaceuticals SpA (1) (2) (7)	257,000	-	143,000	114,000	-	-
Newron Pharmaceuticals SpA (1) (2) (4) (7)	142,000	-	107,276	34,724	-	-
Petroceltic International PLC (7)	137,014,652	-	137,014,652	-	-	-
Petroleum Development Corp. (7)	1,537,000	-	1,537,000	-	-	-
PixArt Imaging Inc. (7)	8,415,000	-	8,415,000	-	-	-
Regal Petroleum PLC (7)	21,693,000	2,500,000	24,193,000	-	-	-
SAF-HOLLAND SA, non-registered shares (7)	1,655,600	-	1,655,600	-	-	-
Schweitzer-Mauduit International, Inc.(7)	-	920,000	475,000	445,000	338	-
SeLoger.com (7)	982,201	-	982,201	-	-	-
Shengli Oil & Gas Pipe Holdings Ltd. (7)	137,365,500	-	137,365,500	-	-	-
Tethys Petroleum Ltd. (1) (7)	11,505,100	8,622,400	7,966,500	12,161,000	-	-
Thoratec Corp. (1) (7)	3,201,500	600,000	2,070,500	1,731,000	-	-
TranS1 Inc. (7)	1,338,731	-	1,338,731	-	-	-
Vital Images, Inc. (7)	792,000	-	792,000	-	-	-
Websense, Inc. (1) (7)	-	2,015,000	165,000	1,850,000	-	-
ZOLL Medical Corp. (1) (7)	1,514,270	51,373	711,100	854,543	-	-

					$38,604	$2,695,259

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $7,590,271,000, which represented 44.51% of the net assets of the fund. This amount includes $7,379,880,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $491,721,000, which represented 2.88% of the net assets of the fund.

(5) This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2010; it was not publicly disclosed.
(6) Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	date	(000)	(000)	net assets

Coupons.com Inc., Series B, convertible preferred	6/1/2011	$45,000	$45,000	.26%
First Southern Bancorp, Inc.	12/17/2009	28,378	12,548	.07
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	2,299	7,768	.05
Other restricted securities		101,344	35,585	.21

Total restricted securities		$177,021	$100,901	.59%

(7) Unaffiliated issuer at 9/30/2011.

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
CAD = Canadian dollars
GBP = British pounds

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $13,350,091)	$14,358,786
Affiliated issuers (cost: $3,137,413)	2,695,259	$17,054,045
Cash denominated in currencies other than U.S. dollars
(cost: $4,019)		4,097
Cash		1,322
Unrealized appreciation on open forward currency contracts		110
Receivables for:
Sales of investments	71,328
Sales of fund's shares	14,704
Dividends and interest	23,220	109,252
		17,168,826
Liabilities:
Payables for:
Purchases of investments	66,050
Repurchases of fund's shares	28,206
Investment advisory services	9,734
Services provided by related parties	8,322
Directors' deferred compensation	2,019
Other	508	114,839
Net assets at September 30, 2011		$17,053,987

Net assets consist of:
Capital paid in on shares of capital stock		$17,720,452
Distributions in excess of net investment income		(116,505)
Accumulated net realized loss		(1,116,050)
Net unrealized appreciation		566,090
Net assets at September 30, 2011		$17,053,987

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.01 par value (546,267 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$11,925,881	379,251	$31.45
Class B	265,833	8,946	29.72
Class C	725,129	24,628	29.44
Class F-1	583,566	18,717	31.18
Class F-2	266,301	8,442	31.54
Class 529-A	541,215	17,310	31.27
Class 529-B	36,127	1,203	30.03
Class 529-C	185,625	6,199	29.95
Class 529-E	30,893	1,003	30.79
Class 529-F-1	42,726	1,363	31.35
Class R-1	34,705	1,154	30.07
Class R-2	581,327	19,331	30.07
Class R-3	585,808	19,066	30.73
Class R-4	441,251	14,121	31.25
Class R-5	313,870	9,869	31.80
Class R-6	493,730	15,664	31.52

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $15,946;
also includes $37,899 from affiliates)	$281,336
Interest (includes $705 from affiliates)	5,996	$287,332

Fees and expenses*:
Investment advisory services	137,472
Distribution services	66,210
Transfer agent services	28,329
Administrative services	12,689
Reports to shareholders	1,472
Registration statement and prospectus	505
Directors' compensation	645
Auditing and legal	210
Custodian	3,698
State and local taxes	363
Other	1,618	253,211
Net investment income		34,121

Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,113; also includes $60,839 net loss from affiliates)	1,755,615
Currency transactions	(3,730)	1,751,885
Net unrealized (depreciation) appreciation on:
Investments	(3,855,914)
Forward currency contracts	110
Currency translations	(1,311)	(3,857,115)
Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency		(2,105,230)
Net decrease in net assets resulting
from operations		$(2,071,109)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended September 30
	2011	2010
Operations:
Net investment income	$34,121	$64,495
Net realized gain on investments and currency transactions	1,751,885	962,332
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(3,857,115)	2,198,399
Net (decrease) increase in net assets resulting from operations	(2,071,109)	3,225,226

Dividends paid to shareholders from net investment income	(282,965)	(103,851)

Net capital share transactions	(724,173)	(485,003)

Total (decrease) increase in net assets	(3,078,247)	2,636,372

Net assets:
Beginning of year	20,132,234	17,495,862
End of year (including distributions in excess of
net investment income: $(116,505) and $(39,983), respectively)	$17,053,987	$20,132,234

See Notes to Financial Statements

Notes to financial statements

1.	Organization

SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world. In 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2012; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Consumer discretionary	$1,296,140	$1,610,147	(1)	$2,433	$2,908,720
Industrials	817,829	1,453,903	(1)	-	2,271,732
Health care	1,589,780	569,270	(1)	-	2,159,050
Information technology	1,277,611	834,167	(1)	62	2,111,840
Financials	949,834	632,686	(1)	25,319	1,607,839
Energy	647,564	374,009	(1)	3,198	1,024,771
Materials	308,729	675,376	(1)	7,280	991,385
Consumer staples	142,414	605,598	(1)	8,897	756,909
Utilities	10,735	304,026	(1)	-	314,761
Telecommunication services	150,925	50,148	(1)	-	201,073
Miscellaneous	495,417	356,538	(1)	-	851,955
Preferred stocks	7,640	-		-	7,640
Warrants	491	3,829		617	4,937
Convertible securities	5,844	13,934		72,768	92,546
Bonds & notes	-	158,193		-	158,193
Short-term securities	-	1,590,694		-	1,590,694
Total	$7,700,953	$9,232,518		$120,574	$17,054,045

(1)Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $7,379,880,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts(2):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$110	$-	$110

(2)Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2011 (dollars in thousands):

	Beginning value at 10/1/2010	Transfers into Level 3(3)	Purchases	Sales	Net realized loss(4)	Unrealized depreciation(4)	Transfers out of Level 3(3)	Ending value at 9/30/2011
Investment securities	$104,314	$47,190	$94,418	$(68,529)	$(12,852)	$(34,172)	$(9,795)	$120,574

Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2011 (dollars in thousands)(4):								$(38,715)

(3)Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(4)Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging market countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state tax authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2011, the fund reclassified $172,368,000 from accumulated net realized loss to distributions in excess of net investment income; and $46,000 from distributions in excess of net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$6,478
Post-October currency loss deferrals (realized during the period November 1, 2010, through September 30, 2011)*	(5,436)
Capital loss carryforward expiring 2018†	(1,092,682)
Gross unrealized appreciation on investment securities	3,256,983
Gross unrealized depreciation on investment securities	(2,829,221)
Net unrealized appreciation on investment securities	427,762
Cost of investment securities	16,626,283

*These deferrals are considered incurred in the subsequent year.
†Reflects the utilization of capital loss carryforwards of $1,571,890,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2011	2010
Class A	$210,258	$82,116
Class B	2,673	-
Class C	7,653	320
Class F-1	10,417	4,116
Class F-2	4,577	1,894
Class 529-A	8,269	3,021
Class 529-B	297	-
Class 529-C	1,537	-
Class 529-E	393	109
Class 529-F-1	789	331
Class R-1	384	34
Class R-2	5,629	-
Class R-3	8,347	2,561
Class R-4	7,568	3,241
Class R-5	6,317	2,757
Class R-6	7,857	3,351
Total	$282,965	$103,851

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. For the year ended September 30, 2011, the investment advisory services fee was $137,472,000, which was equivalent to an annualized rate of 0.636% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$35,946	$27,636	Not applicable	Not applicable	Not applicable
Class B	3,795	693	Not applicable	Not applicable	Not applicable
Class C	9,362	Included in administrative services	$1,406	$326	Not applicable
Class F-1	1,850		1,115	117	Not applicable
Class F-2	Not applicable		437	17	Not applicable
Class 529-A	1,295		846	163	$633
Class 529-B	501		67	23	50
Class 529-C	2,206		295	86	221
Class 529-E	182		45	9	37
Class 529-F-1	-		71	14	53
Class R-1	464		59	25	Not applicable
Class R-2	5,610		1,121	2,209	Not applicable
Class R-3	3,645		1,089	677	Not applicable
Class R-4	1,354		804	26	Not applicable
Class R-5	Not applicable		378	9	Not applicable
Class R-6	Not applicable		257	4	Not applicable
Total	$66,210	$28,329	$7,990	$3,705	$994

Directors’ deferred compensation – Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $645,000, shown on the accompanying financial statements, includes $414,000 in current fees (either paid in cash or deferred) and a net increase of $231,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2011
Class A	$1,922,326	50,077	$203,807	5,292	$(3,014,552)	(79,055)	$(888,419)	(23,686)
Class B	24,791	681	2,622	72	(127,584)	(3,527)	(100,171)	(2,774)
Class C	171,892	4,755	7,422	205	(216,944)	(6,076)	(37,630)	(1,116)
Class F-1	260,253	6,850	9,871	259	(254,515)	(6,801)	15,609	308
Class F-2	137,267	3,565	3,911	101	(78,246)	(2,059)	62,932	1,607
Class 529-A	130,579	3,422	8,269	215	(64,866)	(1,714)	73,982	1,923
Class 529-B	3,244	88	297	8	(14,777)	(405)	(11,236)	(309)
Class 529-C	44,815	1,217	1,536	42	(27,072)	(745)	19,279	514
Class 529-E	7,209	191	393	10	(3,528)	(95)	4,074	106
Class 529-F-1	13,390	349	789	21	(12,312)	(326)	1,867	44
Class R-1	14,215	388	380	10	(18,364)	(501)	(3,769)	(103)
Class R-2	206,507	5,625	5,628	152	(264,845)	(7,196)	(52,710)	(1,419)
Class R-3	257,737	6,846	8,344	221	(263,153)	(7,031)	2,928	36
Class R-4	185,035	4,848	7,564	198	(173,952)	(4,563)	18,647	483
Class R-5	133,964	3,502	6,301	163	(127,944)	(3,385)	12,321	280
Class R-6	185,314	4,927	7,857	204	(35,048)	(917)	158,123	4,214
Total net increase
(decrease)	$3,698,538	97,331	$274,991	7,173	$(4,697,702)	(124,396)	$(724,173)	(19,892)

Year ended September 30, 2010
Class A	$1,831,865	56,548	$78,893	2,504	$(2,553,407)	(79,601)	$(642,649)	(20,549)
Class B	25,953	842	-	-	(123,854)	(4,048)	(97,901)	(3,206)
Class C	161,750	5,306	309	10	(167,005)	(5,525)	(4,946)	(209)
Class F-1	239,017	7,411	3,785	121	(229,350)	(7,215)	13,452	317
Class F-2	98,591	3,047	1,549	49	(47,932)	(1,475)	52,208	1,621
Class 529-A	91,398	2,844	3,020	97	(48,681)	(1,524)	45,737	1,417
Class 529-B	2,502	80	-	-	(10,279)	(329)	(7,777)	(249)
Class 529-C	33,679	1,092	-	-	(23,126)	(754)	10,553	338
Class 529-E	4,953	158	109	3	(2,978)	(94)	2,084	67
Class 529-F-1	10,907	341	331	11	(6,404)	(201)	4,834	151
Class R-1	14,676	471	34	1	(14,029)	(457)	681	15
Class R-2	202,425	6,515	-	-	(201,145)	(6,522)	1,280	(7)
Class R-3	224,770	7,101	2,559	83	(195,218)	(6,179)	32,111	1,005
Class R-4	170,724	5,318	3,239	103	(137,357)	(4,321)	36,606	1,100
Class R-5	111,984	3,427	2,744	86	(78,067)	(2,424)	36,661	1,089
Class R-6	106,396	3,341	3,351	107	(77,684)	(2,444)	32,063	1,004
Total net increase
(decrease)	$3,331,590	103,842	$99,923	3,175	$(3,916,516)	(123,113)	$(485,003)	(16,096)

*Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,523,326,000 and $8,475,768,000, respectively, during the year ended September 30, 2011.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of September 30, 2011, the fund had an open forward currency contract to sell currency, as shown in the following table. The open forward currency contract shown is generally indicative of the level of activity over the prior 12-month period.

				(amounts in thousands)
			Contract amount		Unrealized appreciation
Sales:	Settlement date	Counterparty	Receive	Deliver	at 9/30/2011

Euros	10/24/2011	JP Morgan Chase	$5,602	€4,100	$110

Financial highlights(1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income (loss) to average net assets(4)
Class A:
Year ended 9/30/2011	$35.82	$.09	$(3.94)	$(3.85)	$(.52)	$-	$(.52)	$31.45	(11.01)%	$11,926	1.09%	1.09%	.23%
Year ended 9/30/2010	30.26	.14	5.62	5.76	(.20)	-	(.20)	35.82	19.11	14,432	1.13	1.13	.43
Year ended 9/30/2009	28.46	.19	1.61	1.80	-	-	-	30.26	6.32	12,814	1.25	1.24	.82
Year ended 9/30/2008	47.43	.31	(14.35)	(14.04)	(.76)	(4.17)	(4.93)	28.46	(32.77)	13,453	1.07	1.01	.80
Year ended 9/30/2007	38.87	.37	12.50	12.87	(.70)	(3.61)	(4.31)	47.43	35.41	20,913	1.04	.98	.86
Class B:
Year ended 9/30/2011	33.87	(.20)	(3.71)	(3.91)	(.24)	-	(.24)	29.72	(11.68)	266	1.86	1.86	(.55)
Year ended 9/30/2010	28.66	(.11)	5.32	5.21	-	-	-	33.87	18.18	397	1.89	1.89	(.37)
Year ended 9/30/2009	27.16	.01	1.49	1.50	-	-	-	28.66	5.52	428	2.02	2.00	.06
Year ended 9/30/2008	45.49	.01	(13.72)	(13.71)	(.45)	(4.17)	(4.62)	27.16	(33.27)	495	1.83	1.77	.03
Year ended 9/30/2007	37.41	.04	12.02	12.06	(.37)	(3.61)	(3.98)	45.49	34.40	815	1.81	1.74	.10
Class C:
Year ended 9/30/2011	33.61	(.19)	(3.69)	(3.88)	(.29)	-	(.29)	29.44	(11.70)	725	1.86	1.86	(.53)
Year ended 9/30/2010	28.44	(.10)	5.28	5.18	(.01)	-	(.01)	33.61	18.19	865	1.88	1.88	(.32)
Year ended 9/30/2009	26.93	.03	1.48	1.51	-	-	-	28.44	5.64	738	1.94	1.92	.13
Year ended 9/30/2008	45.18	.01	(13.63)	(13.62)	(.46)	(4.17)	(4.63)	26.93	(33.31)	754	1.86	1.79	.02
Year ended 9/30/2007	37.21	.02	11.95	11.97	(.39)	(3.61)	(4.00)	45.18	34.35	1,107	1.85	1.79	.04
Class F-1:
Year ended 9/30/2011	35.53	.10	(3.92)	(3.82)	(.53)	-	(.53)	31.18	(11.02)	583	1.08	1.08	.25
Year ended 9/30/2010	30.03	.15	5.57	5.72	(.22)	-	(.22)	35.53	19.16	654	1.10	1.10	.46
Year ended 9/30/2009	28.21	.21	1.61	1.82	-	-	-	30.03	6.45	543	1.14	1.13	.94
Year ended 9/30/2008	47.08	.31	(14.23)	(13.92)	(.78)	(4.17)	(4.95)	28.21	(32.77)	627	1.07	1.01	.82
Year ended 9/30/2007	38.65	.36	12.41	12.77	(.73)	(3.61)	(4.34)	47.08	35.41	815	1.05	.98	.84
Class F-2:
Year ended 9/30/2011	35.93	.20	(3.96)	(3.76)	(.63)	-	(.63)	31.54	(10.79)	266	.82	.82	.53
Year ended 9/30/2010	30.39	.25	5.63	5.88	(.34)	-	(.34)	35.93	19.46	246	.81	.81	.78
Year ended 9/30/2009	28.47	.23	1.69	1.92	-	-	-	30.39	6.78	158	.87	.87	.91
Period from 8/1/2008 to 9/30/2008	33.66	.08	(5.27)	(5.19)	-	-	-	28.47	(15.42)	8	.14	.13	.26
Class 529-A:
Year ended 9/30/2011	35.63	.08	(3.92)	(3.84)	(.52)	-	(.52)	31.27	(11.05)	541	1.14	1.14	.20
Year ended 9/30/2010	30.13	.13	5.58	5.71	(.21)	-	(.21)	35.63	19.06	548	1.16	1.16	.41
Year ended 9/30/2009	28.32	.19	1.62	1.81	-	-	-	30.13	6.39	421	1.22	1.21	.84
Year ended 9/30/2008	47.23	.29	(14.28)	(13.99)	(.75)	(4.17)	(4.92)	28.32	(32.79)	371	1.11	1.05	.78
Year ended 9/30/2007	38.76	.34	12.44	12.78	(.70)	(3.61)	(4.31)	47.23	35.33	479	1.10	1.04	.79
Class 529-B:
Year ended 9/30/2011	34.23	(.23)	(3.76)	(3.99)	(.21)	-	(.21)	30.03	(11.78)	36	1.95	1.95	(.63)
Year ended 9/30/2010	28.98	(.13)	5.38	5.25	-	-	-	34.23	18.12	52	1.97	1.97	(.44)
Year ended 9/30/2009	27.47	.01	1.50	1.51	-	-	-	28.98	5.50	51	2.05	2.03	.02
Year ended 9/30/2008	45.96	(.02)	(13.89)	(13.91)	(.41)	(4.17)	(4.58)	27.47	(33.35)	49	1.93	1.87	(.05)
Year ended 9/30/2007	37.77	(.01)	12.14	12.13	(.33)	(3.61)	(3.94)	45.96	34.25	71	1.92	1.86	(.02)
Class 529-C:
Year ended 9/30/2011	34.19	(.22)	(3.76)	(3.98)	(.26)	-	(.26)	29.95	(11.77)	186	1.94	1.94	(.61)
Year ended 9/30/2010	28.94	(.12)	5.37	5.25	-	-	-	34.19	18.10	194	1.97	1.97	(.40)
Year ended 9/30/2009	27.43	.01	1.50	1.51	-	-	-	28.94	5.54	155	2.04	2.03	.02
Year ended 9/30/2008	45.92	(.01)	(13.89)	(13.90)	(.42)	(4.17)	(4.59)	27.43	(33.36)	140	1.93	1.86	(.04)
Year ended 9/30/2007	37.77	(.01)	12.13	12.12	(.36)	(3.61)	(3.97)	45.92	34.23	188	1.92	1.86	(.02)
Class 529-E:
Year ended 9/30/2011	35.11	(.03)	(3.87)	(3.90)	(.42)	-	(.42)	30.79	(11.32)	31	1.43	1.43	(.08)
Year ended 9/30/2010	29.70	.04	5.50	5.54	(.13)	-	(.13)	35.11	18.71	31	1.46	1.46	.11
Year ended 9/30/2009	28.00	.12	1.58	1.70	-	-	-	29.70	6.07	25	1.52	1.51	.54
Year ended 9/30/2008	46.76	.18	(14.15)	(13.97)	(.62)	(4.17)	(4.79)	28.00	(33.01)	22	1.42	1.35	.47
Year ended 9/30/2007	38.40	.21	12.33	12.54	(.57)	(3.61)	(4.18)	46.76	34.93	30	1.41	1.35	.49

Class 529-F-1:
Year ended 9/30/2011	$35.72	$.15	$(3.94)	$(3.79)	$(.58)	$-	$(.58)	$31.35	(10.90)%	$43	.94%	.94%	.40%
Year ended 9/30/2010	30.20	.20	5.59	5.79	(.27)	-	(.27)	35.72	19.31	47	.95	.95	.62
Year ended 9/30/2009	28.33	.24	1.63	1.87	-	-	-	30.20	6.60	35	1.02	1.01	1.04
Year ended 9/30/2008	47.24	.37	(14.28)	(13.91)	(.83)	(4.17)	(5.00)	28.33	(32.66)	30	.92	.85	.98
Year ended 9/30/2007	38.77	.42	12.44	12.86	(.78)	(3.61)	(4.39)	47.24	35.56	35	.91	.85	.98
Class R-1:
Year ended 9/30/2011	34.32	(.19)	(3.77)	(3.96)	(.29)	-	(.29)	30.07	(11.68)	35	1.84	1.84	(.52)
Year ended 9/30/2010	29.05	(.09)	5.39	5.30	(.03)	-	(.03)	34.32	18.25	43	1.87	1.87	(.30)
Year ended 9/30/2009	27.51	.02	1.52	1.54	-	-	-	29.05	5.60	36	1.94	1.93	.11
Year ended 9/30/2008	46.04	.02	(13.91)	(13.89)	(.47)	(4.17)	(4.64)	27.51	(33.29)	28	1.84	1.77	.05
Year ended 9/30/2007	37.89	.01	12.17	12.18	(.42)	(3.61)	(4.03)	46.04	34.32	38	1.88	1.80	.03
Class R-2:
Year ended 9/30/2011	34.30	(.20)	(3.76)	(3.96)	(.27)	-	(.27)	30.07	(11.72)	581	1.86	1.86	(.54)
Year ended 9/30/2010	29.03	(.11)	5.38	5.27	-	-	-	34.30	18.19	712	1.93	1.93	(.37)
Year ended 9/30/2009	27.55	(.02)	1.50	1.48	-	-	-	29.03	5.37	603	2.15	2.14	(.09)
Year ended 9/30/2008	46.13	(.01)	(13.95)	(13.96)	(.45)	(4.17)	(4.62)	27.55	(33.36)	494	1.94	1.86	(.04)
Year ended 9/30/2007	37.93	.03	12.18	12.21	(.40)	(3.61)	(4.01)	46.13	34.36	673	1.93	1.77	.06
Class R-3:
Year ended 9/30/2011	35.03	(.03)	(3.84)	(3.87)	(.43)	-	(.43)	30.73	(11.28)	586	1.41	1.41	(.08)
Year ended 9/30/2010	29.64	.04	5.49	5.53	(.14)	-	(.14)	35.03	18.71	667	1.44	1.44	.13
Year ended 9/30/2009	27.94	.12	1.58	1.70	-	-	-	29.64	6.05	534	1.53	1.51	.53
Year ended 9/30/2008	46.68	.18	(14.12)	(13.94)	(.63)	(4.17)	(4.80)	27.94	(32.99)	435	1.42	1.35	.48
Year ended 9/30/2007	38.34	.20	12.31	12.51	(.56)	(3.61)	(4.17)	46.68	34.88	555	1.42	1.35	.47
Class R-4:
Year ended 9/30/2011	35.60	.10	(3.91)	(3.81)	(.54)	-	(.54)	31.25	(10.98)	441	1.07	1.07	.26
Year ended 9/30/2010	30.12	.15	5.58	5.73	(.25)	-	(.25)	35.60	19.15	486	1.09	1.09	.48
Year ended 9/30/2009	28.29	.20	1.63	1.83	-	-	-	30.12	6.47	378	1.14	1.13	.88
Year ended 9/30/2008	47.20	.32	(14.29)	(13.97)	(.77)	(4.17)	(4.94)	28.29	(32.78)	236	1.07	1.01	.84
Year ended 9/30/2007	38.73	.35	12.45	12.80	(.72)	(3.61)	(4.33)	47.20	35.41	259	1.06	1.00	.82
Class R-5:
Year ended 9/30/2011	36.21	.22	(3.99)	(3.77)	(.64)	-	(.64)	31.80	(10.74)	314	.77	.77	.56
Year ended 9/30/2010	30.60	.26	5.66	5.92	(.31)	-	(.31)	36.21	19.50	347	.78	.78	.79
Year ended 9/30/2009	28.64	.28	1.68	1.96	-	-	-	30.60	6.84	260	.82	.80	1.26
Year ended 9/30/2008	47.70	.44	(14.45)	(14.01)	(.88)	(4.17)	(5.05)	28.64	(32.57)	440	.77	.70	1.17
Year ended 9/30/2007	39.10	.48	12.56	13.04	(.83)	(3.61)	(4.44)	47.70	35.77	403	.77	.71	1.11
Class R-6:
Year ended 9/30/2011	35.89	.24	(3.96)	(3.72)	(.65)	-	(.65)	31.52	(10.68)	494	.72	.72	.64
Year ended 9/30/2010	30.31	.27	5.62	5.89	(.31)	-	(.31)	35.89	19.57	411	.73	.73	.84
Period from 5/1/2009 to 9/30/2009	22.33	.13	7.85	7.98	-	-	-	30.31	35.74	317	.33	.33	.51

	Year ended September 30
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	39%	45%	56%	50%	48%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 10, 2011

Expense example
                   unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2011, through September 30, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4/1/2011	Ending account value 9/30/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$788.01	$4.89	1.09%
Class A -- assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class B -- actual return	1,000.00	784.99	8.32	1.86
Class B -- assumed 5% return	1,000.00	1,015.74	9.40	1.86
Class C -- actual return	1,000.00	784.87	8.32	1.86
Class C -- assumed 5% return	1,000.00	1,015.74	9.40	1.86
Class F-1 -- actual return	1,000.00	788.17	4.84	1.08
Class F-1 -- assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class F-2 -- actual return	1,000.00	788.91	3.68	.82
Class F-2 -- assumed 5% return	1,000.00	1,020.96	4.15	.82
Class 529-A -- actual return	1,000.00	787.85	5.11	1.14
Class 529-A -- assumed 5% return	1,000.00	1,019.35	5.77	1.14
Class 529-B -- actual return	1,000.00	784.68	8.77	1.96
Class 529-B -- assumed 5% return	1,000.00	1,015.24	9.90	1.96
Class 529-C -- actual return	1,000.00	784.66	8.72	1.95
Class 529-C -- assumed 5% return	1,000.00	1,015.29	9.85	1.95
Class 529-E -- actual return	1,000.00	786.65	6.36	1.42
Class 529-E -- assumed 5% return	1,000.00	1,017.95	7.18	1.42
Class 529-F-1 -- actual return	1,000.00	788.48	4.21	.94
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.36	4.76	.94
Class R-1 -- actual return	1,000.00	785.13	8.28	1.85
Class R-1 -- assumed 5% return	1,000.00	1,015.79	9.35	1.85
Class R-2 -- actual return	1,000.00	784.92	8.37	1.87
Class R-2 -- assumed 5% return	1,000.00	1,015.69	9.45	1.87
Class R-3 -- actual return	1,000.00	786.93	6.32	1.41
Class R-3 -- assumed 5% return	1,000.00	1,018.00	7.13	1.41
Class R-4 -- actual return	1,000.00	788.16	4.80	1.07
Class R-4 -- assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class R-5 -- actual return	1,000.00	789.28	3.45	.77
Class R-5 -- assumed 5% return	1,000.00	1,021.21	3.90	.77
Class R-6 -- actual return	1,000.00	789.58	3.23	.72
Class R-6 -- assumed 5% return	1,000.00	1,021.46	3.65	.72
*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2011:

Foreign taxes	$0.03 per share
Foreign source income	$0.43 per share
Qualified dividend income	$274,441,000
Corporate dividends received deduction	$60,061,000
U.S. government income that may be exempt from state taxation	$439,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011:
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–16.07%	–0.57%	7.72%
Not reflecting CDSC	–11.68	–0.25	7.72

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–12.58	–0.25	7.55
Not reflecting CDSC	–11.70	–0.25	7.55

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	–11.02	0.54	8.40

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–10.79	—	–1.20

Class 529-A shares4 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	–16.16	–0.69	6.34
Not reflecting maximum sales charge	–11.05	0.49	6.99

Class 529-B shares2,4 — first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–16.17	–0.65	6.16
Not reflecting CDSC	–11.78	–0.33	6.16

Class 529-C shares4 — first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–12.65	–0.33	6.02
Not reflecting CDSC	–11.77	–0.33	6.02

Class 529-E shares3,4 — first sold 3/15/02	–11.32	0.19	5.94

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–10.90	0.68	9.64

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Ronald P. Badie, 68	2010	Retired; former Vice Chairman, Deutsche Bank
		Alex. Brown

Joseph C. Berenato, 65	2000	Chairman, Ducommun Incorporated (aerospace
Chairman of the Board		components manufacturer); former CEO, Ducommun
(Independent and		Incorporated
Non-Executive)

Louise H. Bryson, 67	2010	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Robert J. Denison, 70	2010	Chair, First Security Management (private investment)

Mary Anne Dolan, 64	2008	Founder and President, MAD Ink (communications
		company)

Robert A. Fox, 74	2010	Managing General Partner, Fox Investments LP;
		corporate director

John G. Freund, 58	2000	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies)

Leonade D. Jones, 64	1995	Retired; former Treasurer, The Washington Post
		Company

William H. Kling, 69	1990	President Emeritus, American Public Media

John G. McDonald, 74	2010	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Christopher E. Stone, 55	2007	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

“Independent” directors1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Ronald P. Badie, 68	3	Amphenol Corporation; Nautilus, Inc.;
		Obagi Medical Products, Inc.

Joseph C. Berenato, 65	6	None
Chairman of the Board
(Independent and
Non-Executive)

Louise H. Bryson, 67	7	None

Robert J. Denison, 70	6	None

Mary Anne Dolan, 64	10	None

Robert A. Fox, 74	9	None

John G. Freund, 58	3	Mako Surgical Corporation; XenoPort, Inc.

Leonade D. Jones, 64	9	None

William H. Kling, 69	10	None

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Christopher E. Stone, 55	6	None

“Interested” directors5,7
	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Gordon Crawford, 64	1992	Senior Vice President — Capital Research
Vice Chairman of the Board		Global Investors, Capital Research and Management
		Company

Gregory W. Wendt, 50	1992	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company;6 Director,
		Capital Research and Management Company;
		Director, American Funds Distributors, Inc.;6 Director,
		Capital Management Services, Inc.6

“Interested” directors5,7
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Gordon Crawford, 64	1	None
Vice Chairman of the Board

Gregory W. Wendt, 50	1	None
President

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers7
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Paul F. Roye, 57	2007	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Brady L. Enright, 44	2004	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

J. Blair Frank, 45	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Jonathan Knowles, Ph.D., 50	2000	Director, Capital Research and Management
Senior Vice President		Company; Senior Vice President — Capital World
		Investors, Capital Research Company6

Walter R. Burkley, 45	2007	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Grant L. Cambridge, 49	2001	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company6

Noriko H. Chen, 44	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Research Company;6 Director, The Capital Group Companies, Inc.6

Bradford F. Freer, 42	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Research Company6

Lawrence Kymisis, 41	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		Capital Research Company6

Kristian Stromsoe, 39	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Patrick F. Quan, 53	2010	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jeffrey P. Regal, 40	2010	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 38	2010	Associate, Capital Research and Management
Assistant Secretary		Company

Dori Laskin, 60	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Neal F. Wellons, 40	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

7All of the officers listed, except Ms. Chen and Messrs. Cambridge, Frank, Kymisis and Wendt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2011, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-935-1111P

Litho in USA BBC/Q/8067-S28705

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$101,000
2011	$110,000

b) Audit-Related Fees:
2010	$6,000
2011	$7,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$40,000
2011	$55,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$999,000
2011	$1,055,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$10,000
2011	$38,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,449,000 for fiscal year 2010 and $1,701,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund®
Investment portfolio

September 30, 2011

Common stocks — 89.13%	Shares	Value (000)

CONSUMER DISCRETIONARY — 17.06%
lululemon athletica inc.1	2,678,100	$130,290
Virgin Media Inc.	5,062,500	123,272
PT Sumber Alfaria Trijaya Tbk2,3	274,541,000	114,658
Chipotle Mexican Grill, Inc.1	298,000	90,279
Delticom AG2,3	939,921	81,416
Paddy Power PLC2	1,453,726	74,802
Liberty Media Corp., Class A1	1,080,000	68,645
Lions Gate Entertainment Corp.1,3	9,100,000	62,790
Mr Price Group Ltd.2	7,486,480	62,134
Tiffany & Co.	947,000	57,597
Melco Crown Entertainment Ltd. (ADR)1	6,500,000	54,015
CarMax, Inc.1	2,257,000	53,829
Stella International Holdings Ltd.2	23,026,500	50,638
John Wiley & Sons, Inc., Class A	1,134,283	50,385
CTC Media, Inc.	5,504,000	48,986
ASOS PLC1,2	2,006,459	47,420
Mekonomen AB2	1,406,309	43,611
Minth Group Ltd.2	48,240,000	43,031
Cox and Kings (India) Ltd.2,3	8,542,900	36,881
Cox and Kings (India) Ltd. (GDR)2,3	330,000	1,425
SuperGroup PLC1,2	2,326,500	37,498
Modern Times Group MTG AB, Class B2	913,000	36,452
Jubilant FoodWorks Ltd.1,2	2,220,098	35,667
Tractor Supply Co.	567,800	35,516
Halfords Group PLC2	7,840,000	35,415
Jumbo SA2,3	6,754,932	35,036
Dollarama Inc.	1,005,000	34,814
Domino’s Pizza UK & IRL PLC2	4,826,500	33,271
TOD’S SpA2	389,000	32,732
Rightmove PLC2	1,632,594	30,335
Navitas Ltd.2	8,125,000	29,961
Scholastic Corp.	1,000,000	28,030
Pantaloon Retail (India) Ltd.2	6,500,000	26,011
Pantaloon Retail (India) Ltd., Class B2	551,250	1,844
New Oriental Education & Technology Group Inc. (ADR)1	1,180,000	27,105
Gourmet Master Co., Ltd.2	3,911,450	26,979
Brunswick Corp.	1,913,000	26,859
Youngone Corp.2	1,555,000	25,630
QSR Brands Bhd2,3	14,905,000	25,612
Domino’s Pizza Enterprises Ltd.2,3	4,002,300	25,298
Ekornes ASA2	1,445,850	25,297
HT Media Ltd.2	8,179,036	24,538
Café de Coral Holdings Ltd.2	10,358,000	24,436
Williams-Sonoma, Inc.	793,000	24,416
CJ CGV Co., Ltd.2,3	1,235,000	24,394
Golden Eagle Retail Group Ltd.2	11,982,000	24,391
DreamWorks Animation SKG, Inc., Class A1	1,340,000	24,361
Mood Media Corp.1,3,4	6,375,000	17,156
Mood Media Corp. (CDI) (GBP denominated)1,2,3,4	2,375,000	6,391
Domino’s Pizza, Inc.1	850,000	23,162
AutoNation, Inc.1	697,500	22,864
HUGO BOSS AG2	280,231	22,333
Dixons Retail PLC1,2	124,505,819	22,097
Entertainment One Ltd.1,2	7,212,782	21,313
Great Wall Motor Co. Ltd., Class H2	18,277,000	20,457
Capella Education Co.1	719,000	20,405
Tesla Motors, Inc.1	810,000	19,756
Leggett & Platt, Inc.	990,000	19,592
Autoneum Holding AG1,2,3	298,000	17,962
TAKKT AG2	1,456,778	17,532
Harman International Industries, Inc.	600,000	17,148
YOOX SpA1,2	1,315,000	16,823
Shopper’s Stop Ltd.2	2,340,000	16,589
Boyd Gaming Corp.1	3,349,000	16,410
T4F Entretenimento SA, ordinary nominative1	2,677,500	16,091
Fielmann AG2	157,500	15,814
Hyundai Home Shopping Co., Ltd.2	132,700	15,369
Mando Corp.2	94,100	15,173
Urban Outfitters, Inc.1	675,000	15,066
Parkson Holdings Bhd.2	8,390,322	14,838
Powerland AG, non-registered shares1,2,3	1,200,000	14,835
Group 1 Automotive, Inc.	400,000	14,220
Parkson Retail Group Ltd.2	11,990,500	14,159
CDON Group AB1,2,3	3,828,000	13,981
Hongkong and Shanghai Hotels, Ltd.2	9,995,212	13,652
Signet Jewelers Ltd.1	400,000	13,520
Ocado Group PLC1,2	9,141,578	13,367
Sotheby’s Holdings, Inc.	475,000	13,096
Lojas Renner SA, ordinary nominative	462,000	12,445
PT Indomobil Sukses Internasional Tbk1,2	10,000,000	11,863
CFAO2	330,000	11,834
Schibsted ASA2	535,000	11,438
Mothercare PLC2	2,300,000	11,213
China Zenix Auto International Ltd. (ADR)1	2,152,000	11,190
Mandarin Oriental International Ltd.2	8,250,000	11,177
Home Retail Group PLC2	6,335,000	10,997
National American University Holdings, Inc.3	1,515,000	10,847
Headlam Group PLC2	2,809,685	10,709
Jarden Corp.	370,000	10,456
POLYTEC Holding AG, non-registered shares1,2,3	1,450,500	10,433
U.S. Auto Parts Network, Inc.1,3	1,980,000	10,039
Hankook Tire Co., Ltd.2	286,840	9,643
Toll Corp.1	634,000	9,149
ValueVision Media, Inc., Class A1,3	3,846,293	9,077
RadioShack Corp.	775,000	9,006
Daily Mail and General Trust PLC, Class A, nonvoting2	1,540,000	8,677
REXLot Holdings Ltd.2	140,000,000	8,333
WMS Industries Inc.1	471,000	8,285
Bloomsbury Publishing PLC2,3	5,405,000	8,233
P.F. Chang’s China Bistro, Inc.	300,000	8,172
Thomas Cook Group PLC2	12,480,000	7,661
K-Swiss Inc., Class A1	1,750,000	7,438
D.B. Corp Ltd.2	1,720,000	7,170
zooplus AG, non-registered shares1,2	120,000	7,139
SHW AG, non-registered shares1,2	230,000	6,997
Intercontinental Hotels Group PLC2	430,678	6,991
Fourlis1,2	1,755,812	6,814
Blue Nile, Inc.1	188,265	6,642
OfficeMax Inc.1	1,360,000	6,596
Talwalkars Better Value Fitness Ltd.2,3	1,446,000	5,216
Bijou Brigitte modische Accessoires AG2	52,000	4,716
Shimano Inc.2	78,900	4,172
Cheil Worldwide Inc.2	250,000	3,921
Sky-mobi Ltd. (ADR)1	1,075,010	3,494
Little Sheep Group Ltd.2	4,669,000	3,355
Cinema City International NV1,2	400,000	3,133
Aristocrat Leisure Ltd.2	1,550,000	3,090
GVC Holdings PLC2	1,392,400	2,421
GEOX SpA2	591,000	2,145
Smith & Wesson Holding Corp.1	830,000	2,092
GAME Group PLC2	5,179,728	1,898
Clicks Group Ltd.2	332,501	1,542
United Auto Group, Inc.	96,054	1,537
Ten Alps PLC1,2	3,439,001	139
Five Star Travel Corp.1,2,5	96,033	12
CEC Unet PLC1,2,3	35,100,775	—
Spot Runner, Inc.1,2,5	2,980,544	—
Fontainebleau Resorts LLC, Class A, nonvoting units1,2,5	1,900,000	—
		2,908,720

INDUSTRIALS — 13.32%
MSC Industrial Direct Co., Inc., Class A	2,147,500	121,248
MTU Aero Engines Holding AG2	1,261,000	79,058
Intertek Group PLC2	2,702,000	77,470
Container Corp. of India Ltd.2	3,737,191	73,560
Pipavav Defence and Offshore Engineering Co. Ltd.1,2,3	42,066,000	67,073
SIA Engineering Co. Ltd.2	20,376,000	58,993
AirAsia Bhd.2	64,000,000	58,273
Meggitt PLC2	10,812,184	56,106
IDEX Corp.	1,795,000	55,932
Michael Page International PLC2	9,727,502	55,336
Jain Irrigation Systems Ltd.2	16,704,227	51,791
Herman Miller, Inc.	2,800,000	50,008
Nabtesco Corp.2	2,621,000	49,662
Corrections Corporation of America1	1,998,900	45,355
MITIE Group PLC2	12,509,000	45,350
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	4,241,000	43,532
Beacon Roofing Supply, Inc.1,3	2,604,800	41,651
Johnson Electric Holdings Ltd.2	83,859,500	41,526
Northgate PLC1,2,3	10,626,805	41,289
BELIMO Holding AG2	22,800	40,557
PT Sarana Menara Nusantara Tbk1,2	34,850,000	40,440
Exponent, Inc.1,3	936,400	38,701
Goodpack Ltd.2,3	30,060,000	34,761
Watsco, Inc.	617,500	31,554
Graco Inc.	875,000	29,872
Serco Group PLC2	3,490,000	27,652
Chemring Group PLC2	3,290,000	26,963
Société BIC SA2	308,000	26,207
Dynasty Ceramic PCL2	15,378,000	25,136
Andritz AG2	293,600	24,073
Danieli & C. Officine Meccaniche SpA, nonconvertible shares2	2,111,000	23,955
Blount International, Inc.1	1,705,000	22,779
Ennis, Inc.3	1,733,692	22,642
THK Co., Ltd.2	1,341,000	22,373
Frigoglass SAIC2,3	3,052,380	21,980
Chart Industries, Inc.1	515,000	21,718
Mobile Mini, Inc.1	1,274,540	20,954
Uponor Oyj2	2,521,600	20,726
Comfort Systems USA, Inc.3	2,476,000	20,600
Landstar System, Inc.	509,250	20,146
Regus PLC2	17,206,004	19,527
Houston Wire & Cable Co.3	1,678,900	19,291
BrisConnections Unit Trusts1,2,3	27,300,000	18,492
Cebu Air, Inc.2	10,800,000	17,481
Westport Innovations Inc.1	600,000	17,358
Austal Ltd.2	8,200,000	17,207
AeroVironment, Inc.1	600,000	16,890
TransDigm Group Inc.1	203,000	16,579
TrueBlue, Inc.1	1,452,600	16,458
Standard Parking Corp.1,3	1,048,600	16,400
Robert Half International Inc.	745,000	15,809
Heidelberger Druckmaschinen AG, non-registered shares1,2	7,517,000	15,458
Douglas Dynamics, Inc.3	1,175,000	15,016
AIA Engineering Ltd.2	2,301,093	14,591
Globaltrans Investment PLC (GDR)2	1,070,000	14,467
SAI Global Ltd.2	3,158,843	14,270
S1 Corp.2	314,000	14,265
OSG Corp.2	1,175,000	14,136
Geberit AG2	74,000	13,604
Zumtobel AG2	740,000	12,673
Steelcase Inc., Class A	1,900,000	11,989
Mvelaserve Ltd.1,2,3	8,572,000	11,643
Polypore International, Inc.1	200,000	11,304
American Science and Engineering, Inc.	175,000	10,684
KBR, Inc.	435,000	10,279
Mine Safety Appliances Co.	379,400	10,229
Wienerberger AG2	868,000	10,151
Ellaktor SA2	5,021,868	9,764
WABCO Holdings Inc.1	255,000	9,654
Dalian Port (PDA) Co. Ltd., Class H2	44,264,000	9,335
Cpl Resources PLC2,3	2,465,986	9,220
Ritchie Bros. Auctioneers Inc.	450,000	9,086
G&K Services, Inc., Class A	331,878	8,476
Hays PLC2	7,755,000	8,321
School Specialty, Inc.1,3	1,153,240	8,223
ITE Group PLC2	3,305,000	8,118
Boer Power Holdings Ltd.2	31,753,000	7,730
OJSC Center for Cargo Container Traffic TransContainer (GDR)2	802,500	7,605
United Stationers Inc.	272,000	7,412
Seco Tools AB, Class B2	650,000	6,949
Vossloh AG2	69,615	6,857
China Automation Group Ltd.2	27,000,000	6,760
Implenia AG2	280,000	6,544
Charter International PLC2	471,986	6,338
3W Power SA1,2	1,188,139	5,973
Haitian International Holdings Ltd.2	7,580,000	5,906
Pfeiffer Vacuum Technology AG, non-registered shares2	64,000	5,575
Carborundum Universal Ltd.2	900,000	5,418
Interserve PLC2	1,141,855	5,335
Amtek Engineering Ltd.1,2	10,502,400	5,146
SATS Ltd.2	3,000,000	4,974
Meyer Burger Technology AG1,2	195,000	4,951
Teleperformance SA2	200,000	4,257
Lonking Holdings Ltd.2	12,670,000	4,005
TD Power Systems Ltd.1,2	730,250	3,665
Prysmian SpA2	260,000	3,410
Burckhardt Compression Holding AG2	13,196	2,607
Aker Philadelphia Shipyard ASA1,2,4	346,000	343
Downer EDI Ltd.1,2	86,915	238
Imagelinx PLC1,2,3	20,935,714	163
American Shipping Co. ASA1,2	381,069	121
		2,271,732

HEALTH CARE — 12.66%
Pharmasset, Inc.1	2,987,692	246,096
Endo Pharmaceuticals Holdings Inc.1	2,991,400	83,729
Regeneron Pharmaceuticals, Inc.1	1,368,820	79,665
Fleury SA, ordinary nominative	5,672,150	67,694
athenahealth, Inc.1	1,088,069	64,795
Cochlear Ltd.2	1,456,910	64,738
Grifols, SA1,2	3,290,000	61,542
Thoratec Corp.1	1,731,000	56,500
Intuitive Surgical, Inc.1	155,000	56,463
Incyte Corp.1	4,041,300	56,457
Alere Inc.1	2,743,771	53,915
Omega Pharma NV2	1,141,350	52,656
Sysmex Corp.2	1,434,000	51,509
Integra LifeSciences Holdings Corp.1,3	1,429,793	51,144
Hikma Pharmaceuticals PLC2	5,689,153	50,357
BioMarin Pharmaceutical Inc.1	1,457,500	46,451
Fisher & Paykel Healthcare Corp. Ltd.2	24,427,695	46,447
Emeritus Corp.1,3	3,250,000	45,825
Pharmacyclics, Inc.1,3	3,845,871	45,497
ArthroCare Corp.1,3	1,445,400	41,584
VCA Antech, Inc.1	2,575,000	41,149
Orthofix International NV1,3	1,090,100	37,619
Bangkok Dusit Medical Services PCL2	17,080,000	35,041
Myriad Genetics, Inc.1	1,791,900	33,580
Cadence Pharmaceuticals, Inc.1,3	5,042,279	33,027
Hill-Rom Holdings, Inc.	1,096,368	32,913
ZOLL Medical Corp.1	854,543	32,250
Sirona Dental Systems, Inc.1	750,000	31,808
NuVasive, Inc.1	1,786,936	30,503
Hologic, Inc.1	1,965,000	29,888
Wright Medical Group, Inc.1	1,523,485	27,240
St.Shine Optical Co. Ltd.2	2,176,000	26,541
Ansell Ltd.2	2,054,472	25,710
Align Technology, Inc.1	1,570,000	23,817
Volcano Corp.1	786,411	23,301
Top Glove Corp. Bhd.2	17,734,900	22,655
Invacare Corp.	973,300	22,425
Kinetic Concepts, Inc.1	330,000	21,744
Virbac SA2	128,000	20,747
Fluidigm Corp.1,3	1,484,234	20,675
Nobel Biocare Holding AG2	1,970,000	19,727
China Kanghui Holdings (ADR)1	912,000	17,784
CFR Pharmaceuticals SA1	82,425,400	17,765
Savient Pharmaceuticals, Inc.1,3	4,294,200	17,606
TECHNE Corp.	250,000	17,003
Tsumura & Co.2	490,000	15,615
JSC Pharmstandard (GDR)1,2	824,610	15,603
Illumina, Inc.1	362,000	14,813
Emergent BioSolutions Inc.1	904,200	13,952
MEDICA SA2	765,000	13,565
GN Store Nord AS2	2,170,000	13,343
Genomma Lab Internacional, SAB de CV, Series B1	6,393,400	10,681
Sonic Healthcare Ltd.2	950,000	10,395
Sagent Pharmaceuticals, Inc.1	500,000	10,120
Abaxis, Inc.1	389,000	8,912
NxStage Medical, Inc.1	406,000	8,469
Codexis, Inc.1	1,600,100	7,312
MicroPort Scientific Corp.2	13,000,000	6,782
Ipca Laboratories Ltd.2	1,295,000	6,780
BG Medicine, Inc.1,3	1,350,237	4,793
BG Medicine, Inc.1,3,4	112,366	399
EGIS Nyrt.2	61,834	4,151
Merck Ltd.2	299,383	3,770
ARIAD Pharmaceuticals, Inc.1	275,000	2,417
Krka, dd, Novo mesto2	12,820	879
Newron Pharmaceuticals SpA1,2	114,000	550
Newron Pharmaceuticals SpA1,2,4	34,724	167
		2,159,050

INFORMATION TECHNOLOGY — 12.38%
AAC Technologies Holdings Inc.2	50,475,000	108,114
Hittite Microwave Corp.1,3	2,009,950	97,885
Compuware Corp.1,3	11,770,000	90,158
Kingboard Chemical Holdings Ltd.2	32,356,200	87,052
National Instruments Corp.	3,686,479	84,273
SINA Corp.1	933,500	66,848
Elster Group SE (ADR)1	4,470,000	66,826
FactSet Research Systems, Inc.	670,000	59,610
Vistaprint NV1	1,670,000	45,140
AVEVA Group PLC2	2,029,500	44,232
Kingdee International Software Group Co. Ltd.2	116,850,400	43,104
Kapsch TrafficCom AG2,3	653,561	43,098
MICROS Systems, Inc.1	919,000	40,353
Monster Worldwide, Inc.1	5,591,000	40,143
Dialog Semiconductor PLC1,2	2,028,800	34,430
AOL Inc.1	2,845,000	34,140
Fidessa group PLC2	1,370,000	33,414
Websense, Inc.1	1,850,000	32,005
OBIC Co., Ltd.2	158,330	30,569
Neopost SA2	412,691	30,328
VTech Holdings Ltd.2	3,242,000	29,742
Rovi Corp.1	676,100	29,059
eAccess Ltd.2	114,800	29,012
Hana Microelectronics PCL2,3	53,925,000	28,938
Dolby Laboratories, Inc., Class A1	1,035,400	28,411
Novellus Systems, Inc.1	1,036,000	28,241
OpenTable, Inc.1	597,069	27,471
Genpact Ltd.1	1,905,387	27,418
Halma PLC2	5,365,000	26,282
Global Payments Inc.	640,000	25,850
China High Precision Automation Group Ltd.2,3	63,500,000	24,092
Cirrus Logic, Inc.1	1,629,668	24,021
Kingboard Laminates Holdings Ltd.2	56,293,236	23,248
Jabil Circuit, Inc.	1,294,000	23,020
Quantum Corp.1,3	12,568,897	22,750
Info Edge (India) Ltd.2	1,580,000	22,123
Trimble Navigation Ltd.1	650,000	21,808
Tripod Technology Corp.2	8,195,800	21,264
Digital River, Inc.1	1,021,100	21,167
Delta Electronics (Thailand) PCL2	33,935,900	21,021
Semtech Corp.1	960,000	20,256
Active Network, Inc.1	1,330,000	19,617
Autodesk, Inc.1	705,000	19,585
SuccessFactors, Inc.1	825,000	18,967
XING AG2	258,300	18,608
Wintek Corp.2	21,998,492	16,940
Akamai Technologies, Inc.1	827,000	16,441
Littelfuse, Inc.	400,000	16,084
Red Hat, Inc.1	370,000	15,636
International Rectifier Corp.1	820,000	15,268
SciQuest, Inc.1	1,015,500	15,172
FormFactor, Inc.1	2,395,000	14,921
Comverse Technology, Inc.1	2,050,000	14,412
RealPage, Inc.1	696,000	14,233
Avid Technology, Inc.1	1,758,887	13,614
Immersion Corp.1,3	2,254,000	13,479
Liquidity Services, Inc.1	415,321	13,319
Infotech Enterprises Ltd.2,3	5,680,000	13,298
KLA-Tencor Corp.	340,650	13,040
Yaskawa Electric Corp.2	1,690,000	12,748
SPS Commerce, Inc.1,3	777,000	12,657
DTS, Inc.1	503,900	12,512
Spectris PLC2	680,000	12,317
ULVAC, Inc.1,2	913,000	12,152
Ultimate Software Group, Inc.1	250,000	11,680
SEEK Ltd.2	2,200,000	11,153
Heartland Payment Systems, Inc.	509,004	10,038
RichTek Technology Corp.2	2,090,000	9,687
Green Packet Bhd.1,2,3,4	29,583,116	5,247
Green Packet Bhd.1,2,3	23,016,100	4,082
China Wireless Technologies Ltd.2	68,300,000	9,298
Persistent Systems Ltd.2	1,466,000	9,026
Envestnet, Inc.1	876,664	8,767
OnMobile Global Ltd.1,2,3	7,184,110	8,526
LoopNet, Inc.1	473,735	8,115
Lender Processing Services, Inc.	528,000	7,228
Cadence Design Systems, Inc.1	735,504	6,796
Playtech Ltd.2	1,524,421	6,196
THQ Inc.1	2,738,033	4,737
Camelot Information Systems Inc. (ADR)1	1,204,000	3,227
Oakton Ltd.2	1,502,075	2,603
Ubisoft Entertainment SA1,2	285,000	1,537
SemiLEDS Corp.1	254,900	974
Renesas Electronics Corp.1,2	103,400	686
HSW International, Inc.1	81,521	239
HSW International, Inc.1,2,5	29,470	62
		2,111,840

FINANCIALS — 9.43%
East West Bancorp, Inc.	6,937,515	103,438
Brait SA2,3	32,252,268	70,175
Kotak Mahindra Bank Ltd.2	7,170,098	66,585
YES BANK Ltd.2	11,658,445	63,953
Onex Corp.	2,000,000	62,334
Manappuram Finance Ltd.2,3	45,864,100	48,451
Manappuram Finance Ltd.2,3,4	8,948,714	9,454
Banco Cruzeiro do Sul SA, preferred nominative	5,469,200	40,432
Northwest Bancshares, Inc.	3,337,500	39,750
Capitol Federal Financial, Inc.	3,700,000	39,072
Cullen/Frost Bankers, Inc.	841,000	38,568
Dah Sing Financial Holdings Ltd.2	13,972,662	37,735
JSE Ltd.2,3	4,745,245	37,640
Rayonier Inc.	1,012,500	37,250
SVB Financial Group1	985,900	36,478
TISCO Financial Group PCL2	31,317,000	35,603
National Financial Partners Corp.1,3	3,174,800	34,732
IG Group Holdings PLC2	4,819,700	33,304
Assured Guaranty Ltd.	3,030,000	33,300
Robinsons Land Corp.2	115,015,050	29,527
PT Agung Podomoro Land Tbk1,2	813,489,000	28,872
ICG Group, Inc.1,3	3,096,000	28,514
Savills PLC2	5,942,825	26,317
City National Corp.	674,668	25,475
First American Financial Corp.	1,980,700	25,353
BOK Financial Corp.	485,000	22,742
First Republic Bank1	979,655	22,689
Greenhill & Co., Inc.	791,000	22,615
Sonae Sierra Brasil SA, ordinary nominative	1,895,500	22,410
Zions Bancorporation	1,560,000	21,949
BS Financial Group Inc.1,2	1,920,000	21,019
Sterling Financial Corp.1,4	1,666,668	20,633
CapitalSource Inc.	3,300,000	20,262
Bolsa Mexicana de Valores, SAB de CV, Series A	14,240,000	19,673
Colony Financial, Inc.	1,495,000	19,315
Banco ABC Brasil SA, preferred nominative	3,639,000	18,328
National Penn Bancshares, Inc.	2,425,808	17,005
Starwood Property Trust, Inc.	980,000	16,817
GSW Immobilien AG, non-registered shares1,2	492,333	13,977
Banca Generali SpA2	1,413,000	13,381
Bao Viet Holdings2	4,137,486	13,222
Mahindra Lifespace Developers Ltd.2,3	2,157,380	13,022
Portfolio Recovery Associates, Inc.1	208,000	12,942
Old Republic International Corp.	1,435,000	12,800
Talmer Bank and Trust1,2,5	1,650,000	12,771
First Southern Bancorp, Inc.1,2,3,5	1,344,915	12,548
Paraná Banco SA, preferred nominative	2,318,400	12,084
Oslo Børs VPS Holding ASA2	1,002,335	11,782
Noah Holdings Ltd. (ADR)1	1,260,000	11,592
Hospitality Properties Trust	515,000	10,933
Home Federal Bancorp, Inc.3	1,384,249	10,825
DDR Corp.	990,000	10,791
Banco Industrial e Comercial SA, preferred nominative	2,643,700	10,405
Popular, Inc.1	6,370,000	9,555
Redwood Trust, Inc.	850,000	9,495
Ascendas India Trust2	16,124,000	9,446
PT Summarecon Agung Tbk2	84,285,000	9,408
Canadian Western Bank	375,000	9,190
Eaton Vance Corp., nonvoting shares	405,000	9,019
Hellenic Exchanges SA2	2,210,364	8,639
Frasers Centrepoint Trust2	7,840,000	8,594
Midland Holdings Ltd.2	18,080,000	7,340
CenterState Banks, Inc.	1,375,400	7,193
VZ Holding AG2	62,500	6,260
Synovus Financial Corp.	5,555,554	5,944
Laurentian Bank of Canada	135,400	5,787
Compartamos, SAB de CV	3,000,000	4,158
Islamic Arab Insurance Co. (Salama)1,2	23,870,000	4,114
Banco Daycoval SA, preferred nominative	900,000	4,069
Oriental Financial Group Inc.4	354,179	3,425
Gruppo MutuiOnline SpA2	542,301	2,884
ARA Asset Management Ltd.2	2,224,200	1,982
Territorial Bancorp Inc.	25,764	493
		1,607,839

ENERGY — 6.01%
InterOil Corp.1,3	2,626,200	127,948
Pacific Rubiales Energy Corp.	3,751,300	79,472
Gulf Keystone Petroleum Ltd.1,2,4	33,442,632	74,976
Ophir Energy PLC1,2,3	17,465,000	73,438
Rosetta Resources Inc.1	1,640,000	56,121
Core Laboratories NV	540,000	48,508
Heritage Oil Ltd.1,2,3	13,488,000	48,359
Comstock Resources, Inc.1,3	3,078,111	47,588
Concho Resources Inc.1	618,000	43,965
Zhaikmunai LP (GDR)1,2,4	4,762,500	34,963
Zhaikmunai LP (GDR)1,2	353,650	2,596
Schoeller-Bleckmann Oilfield Equipment AG2	529,000	36,223
Exillon Energy PLC1,2,3	9,619,660	30,127
FMC Technologies, Inc.1	760,000	28,576
Cimarex Energy Co.	481,500	26,820
Bill Barrett Corp.1	700,000	25,368
Miclyn Express Offshore Ltd.2	13,550,000	19,605
Oasis Petroleum Inc.1	783,049	17,485
Harvest Natural Resources, Inc.1,3	2,035,000	17,440
Kodiak Oil & Gas Corp.1	3,200,000	16,672
Legacy Oil + Gas Inc.1	2,014,400	15,571
Banpu PCL2	905,000	15,049
Borders & Southern Petroleum PLC1,2	20,265,000	14,321
Oceaneering International, Inc.	360,000	12,722
BPZ Resources, Inc.1	4,562,400	12,638
Goodrich Petroleum Corp.1	995,000	11,761
BNK Petroleum Inc.1	2,513,380	6,140
BNK Petroleum Inc.1,4	2,000,000	4,886
Falkland Oil and Gas Ltd.1,2,3	14,225,000	9,832
HollyFrontier Corp.	325,000	8,522
Gevo, Inc.1,3	1,304,030	7,263
Sterling Resources Ltd.1	7,525,000	7,109
Tethys Petroleum Ltd.1	12,161,000	6,382
Pacific Coal, SA1,3,4	17,000,000	6,327
Dockwise Ltd.1,2	496,447	6,254
Petrodorado Energy Ltd.1,3	38,400,000	6,230
Aurelian Oil & Gas PLC1,2	17,960,000	5,067
Zodiac Exploration Inc.1	13,920,000	3,321
Saras SpA1,2	2,360,000	3,199
Value Creation Inc.1,2,5	4,029,354	2,740
LNG Energy Ltd.1,4	13,000,000	2,729
SinoTech Energy Ltd. (ADR)1,2,3	3,820,900	458
		1,024,771

MATERIALS — 5.81%
AptarGroup, Inc.	1,617,682	72,262
FUCHS PETROLUB AG2	1,074,098	42,728
FUCHS PETROLUB AG, preference shares2	580,500	23,938
African Minerals Ltd.1,2	8,506,621	50,596
African Minerals Ltd.1,2,4	1,431,500	8,514
Kenmare Resources PLC1,2	95,876,802	50,089
Kenmare Resources PLC1,2,4	14,095,980	7,364
Gem Diamonds Ltd.1,2,3	11,061,300	35,793
Chr. Hansen Holding A/S2	1,610,000	33,394
James Hardie Industries SE1,2	5,500,000	30,000
Scotts Miracle-Gro Co., Class A	600,000	26,760
OCI Materials Co., Ltd.2	455,000	26,249
Coal of Africa Ltd.1,2,3	36,442,569	26,137
Yingde Gases Group Co. Ltd.2	28,381,000	25,757
Schweitzer-Mauduit International, Inc.	445,000	24,862
Vicat S.A.2	381,262	24,833
Jaguar Mining Inc.1,3	5,035,000	23,544
Harry Winston Diamond Corp. (CAD denominated)1	2,141,900	21,789
Talvivaara Mining Co. PLC1,2	5,473,800	21,277
African Petroleum Corp. Ltd.1,2	71,327,100	20,707
Symrise AG2	865,046	20,099
Eastern Platinum Ltd.1	19,121,450	12,773
Eastern Platinum Ltd.1,4	8,160,000	5,451
PT Indocement Tunggal Prakarsa Tbk2	10,995,000	17,291
Gran Colombia Gold SA1,3	29,495,000	16,607
Yamana Gold Inc.	1,200,000	16,467
Cline Mining Corp.1,3	14,300,300	15,420
Mineral Deposits Ltd.1,2	2,534,150	11,296
Mineral Deposits Ltd. (CAD denominated)1	1,012,800	4,040
Croda International PLC2	554,500	14,126
United Phosphorus Ltd.2	4,730,000	13,196
China Shanshui Cement Group Ltd.2	19,532,000	12,859
Aquarius Platinum Ltd.2	4,611,111	12,767
Talison Lithium Ltd.1,3	5,354,100	11,138
Arkema SA2	191,000	11,092
Huntsman Corp.	1,130,000	10,927
Sika AG, non-registered shares2	5,530	9,777
Baja Mining Corp.1,4	13,000,000	9,677
Sirius Minerals PLC1,2,3	56,804,735	9,673
Balchem Corp.	259,000	9,663
Shree Cement Ltd.2	250,000	9,378
Cape Lambert Resources Ltd.1,2	25,630,132	9,088
Siam City Cement PCL2	1,300,000	9,077
Allied Gold Mining PLC1,2	3,160,522	9,085
Obtala Resources Ltd.1,2,3	8,500,000	4,441
Obtala Resources Ltd.1,2,3,4	7,950,000	4,154
Mountain Province Diamonds Inc.1,4	1,904,762	7,707
China Forestry Holdings Co., Ltd.1,2	29,142,000	6,661
Titan Cement Co. SA2	491,500	6,629
Greatview Aseptic Packaging Co. Ltd.1,2	21,633,000	6,199
Chu Kong Petroleum and Natural Gas Steel Pipe Holdings Ltd.2	40,920,000	6,189
AK Steel Holding Corp.	905,000	5,919
TFS Corporation Ltd2	8,969,848	5,838
Copper Mountain Mining Corp.1	1,401,500	5,537
Frutarom Industries Ltd.2	650,000	5,499
Afferro Mining Inc.1,2,3	6,460,000	5,432
PT Indah Kiat Pulp & Paper Tbk1,2	47,250,000	4,724
Central Asia Metals PLC1,2	3,986,000	4,289
Vatukoula Gold Mines PLC1,2,4	3,214,081	3,837
Midas Holdings Ltd.2	13,467,000	3,779
Hummingbird Resources PLC1,2,4	1,650,000	3,729
J.K. Cement Ltd.2	1,456,401	3,376
Birla Corp. Ltd.2	484,500	3,323
Engro Corp. Ltd.2	1,993,200	3,269
Rusoro Mining Ltd.1,4	20,000,000	2,767
Rusoro Mining Ltd.1	1,437,000	199
Teranga Gold Corp.1	1,307,479	2,720
EACOM Timber Corp.1,3,4	26,200,000	2,500
ENK PLC1,2	12,450,000	2,475
Mwana Africa PLC1,2,4	29,857,130	2,014
Sino-Forest Corp.1,2	900,000	619
		991,385

CONSUMER STAPLES — 4.44%
Lindt & Sprüngli AG, participation certificate2	9,511	27,683
Lindt & Sprüngli AG2	682	23,562
Emami Ltd.2	4,940,000	42,377
CP ALL PCL2	25,948,500	39,808
Drogasil SA, ordinary nominative	6,477,600	38,757
FANCL Corp.2	2,567,000	36,912
Super Group Ltd.2,3	29,500,000	35,162
Strauss Group Ltd.2	2,643,350	33,564
PZ Cussons PLC2	5,905,000	30,224
Davide Campari-Milano SpA2	4,120,000	30,049
Emmi AG2	136,100	29,113
Kernel Holding SA1,2	1,523,150	27,961
MARR SpA2	2,499,899	25,858
Church & Dwight Co., Inc.	580,348	25,651
Real Nutriceutical Group Ltd.2,3	62,800,000	23,338
Coca-Cola Icecek AS, Class C2	1,672,785	22,714
Bizim Toptan Satis Magazalari AS2	1,729,500	20,253
HITEJINRO CO., LTD.2	924,269	19,674
USANA Health Sciences, Inc.1	667,000	18,343
AMOREPACIFIC Corp.2	17,600	17,519
Origin Enterprises PLC2	3,213,300	14,089
Fresh Market, Inc.1	362,100	13,818
Philip Morris CR as2	22,200	13,423
Eurocash SA2	1,877,000	13,256
Viscofan, SA, non-registered shares2	339,000	12,222
Ralcorp Holdings, Inc.1	157,300	12,066
Raia SA, ordinary nominative1	850,000	11,618
Wumart Stores, Inc., Class H2	5,205,000	10,205
Central European Distribution Corp.1	1,338,000	9,379
Petra Foods Ltd.2	6,683,000	8,942
Pesquera Exalmar SA, Class A2	7,050,000	8,897
TreeHouse Foods, Inc.1	130,000	8,039
China Yurun Food Group Ltd.2	7,410,000	7,850
Poslovni sistem Mercator, dd2	34,201	7,465
Dr. Ci:Labo Co., Ltd.2	1,136	7,324
Sundrug Co., Ltd.2	194,900	6,105
Asian Citrus Holdings Ltd.2	12,890,000	5,887
Tilaknager Industries Ltd.2,3	8,890,000	5,216
Godrej Consumer Products Ltd.2	605,237	4,911
Synutra International, Inc.1	575,000	3,059
Milkiland NV1,2	460,000	2,932
Zhongpin Inc.1	221,598	1,684
		756,909

UTILITIES — 1.84%
ENN Energy Holdings Ltd.2,3	56,813,000	183,813
Hyflux Ltd2	23,403,000	26,433
Energy World Corp. Ltd.1,2	39,693,382	19,370
Greenko Group PLC1,2	7,034,000	16,939
Manila Water Co., Inc.2	38,400,900	16,627
Glow Energy PCL2	10,850,000	16,395
KSK Energy Ventures Ltd.1,2	7,000,000	14,607
Equatorial Energia SA, ordinary nominative	1,740,000	10,735
Caparo Energy Ltd.1,2,4	6,540,000	9,842
		314,761

TELECOMMUNICATION SERVICES — 1.18%
tw telecom inc.1	3,635,000	60,050
Telephone and Data Systems, Inc.	1,700,000	36,125
Telephone and Data Systems, Inc., special common shares	310,000	6,129
MetroPCS Communications, Inc.1	2,961,670	25,796
Total Access Communication PCL2	9,964,000	23,559
Leap Wireless International, Inc.1	3,308,000	22,825
Daisy Group PLC1,2	10,000,000	17,052
Hutchison Telecommunications Hong Kong Holdings Ltd.2	22,200,000	7,633
Partner Communications Co. Ltd.2	199,750	1,904
		201,073

MISCELLANEOUS — 5.00%
Other common stocks in initial period of acquisition		851,955

Total common stocks (cost: $14,639,245,000)		15,200,035

Preferred stocks — 0.04%

FINANCIALS — 0.04%
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	302,600	7,640

Total preferred stocks (cost: $5,528,000)		7,640

Warrants — 0.03%

INDUSTRIALS — 0.02%
Goodpack Ltd., warrants, expire 20121,2,3	5,272,000	3,829

ENERGY — 0.01%
Pacific Coal, SA, warrants, expire 20161,2,3,4	8,500,000	609

INFORMATION TECHNOLOGY — 0.00%
Kingboard Chemical Holdings Ltd., warrants, expire 20121	2,523,920	315

MATERIALS — 0.00%
Gran Colombia Gold SA, warrants, expire 20151,3	1,086,500	176
Duluth Exploration Ltd., warrants, expire 20131,2	43,753	8
		184

Total warrants (cost: $2,398,000)		4,937

	Shares or
Convertible securities — 0.54%	principal amount

CONSUMER DISCRETIONARY — 0.26%
Coupons.com Inc., Series B, convertible preferred1,2,3,5	8,191,724	45,000
Spot Runner, Inc., Series C, convertible preferred1,2,5	1,626,016	—
		45,000

INFORMATION TECHNOLOGY — 0.14%
Angie’s List, Inc., Series D, convertible preferred1,2,5	282,736	20,000
Quantum Corp. 3.50% convertible notes 20153,4	$4,900,000	4,398
		24,398

FINANCIALS — 0.11%
First Southern Bancorp, Inc., Series C, convertible preferred1,2,3,5	2,299	7,768
Synovus Financial Corp. 8.25% convertible preferred 2013, units	522,700	5,844
National Financial Partners Corp. 4.00% convertible notes 20173	$4,000,000	4,295
		17,907

ENERGY — 0.03%
Harvest Natural Resources, Inc. 8.25% convertible notes 20133	$3,000,000	4,665

HEALTH CARE — 0.00%
Savient Pharmaceuticals, Inc. 4.75% convertible notes 20183	$820,000	576

Total convertible securities (cost: $99,074,000)		92,546

	Principal amount
Bonds & notes — 0.93%	(000)

BONDS & NOTES OF U.S. GOVERNMENT — 0.93%
U.S. Treasury 3.75% 2041	$135,320	158,193

Total bonds & notes (cost: $150,948,000)		158,193

	Principal amount	Value
Short-term securities — 9.33%	(000)	(000)

Fannie Mae 0.07%–0.20% due 10/17/2011–6/18/2012	$664,686	$664,532
Freddie Mac 0.10%–0.21% due 10/31/2011–4/3/2012	278,100	278,056
Federal Home Loan Bank 0.135%–0.20% due 12/14/2011–8/14/2012	152,800	152,756
Novartis Securities Investment Ltd. 0.13%–0.19% due 11/14/20114	64,700	64,680
Credit Suisse New York Branch 0.27% due 11/4/2011	50,000	49,987
Nestlé Capital Corp. 0.11% due 11/29/20114	36,600	36,595
Nestlé Finance International Ltd. 0.12% due 10/19/2011	6,700	6,700
Deutsche Bank Financial LLC 0.20% due 10/5/2011	36,100	36,099
Westpac Banking Corp. 0.25% due 10/6/20114	34,900	34,899
International Bank for Reconstruction and Development 0.09% due 11/9/2011	33,200	33,199
Old Line Funding, LLC 0.20% due 11/16/20114	15,000	14,998
Thunder Bay Funding, LLC 0.18% due 10/3/20114	11,000	11,000
Caisse d’Amortissement de la Dette Sociale 0.27% due 10/14/20114	25,500	25,499
Federal Farm Credit Banks 0.15% due 2/16/2012	25,000	24,995
Private Export Funding Corp. 0.20% due 12/1/20114	24,400	24,392
U.S. Treasury Bill 0.19% due 1/12/2012	24,000	23,999
Nordea North America, Inc. 0.26%–0.29% due 11/7–12/2/2011	22,800	22,793
Rabobank USA Financial Corp. 0.25% due 11/14/2011	20,900	20,898
Toronto-Dominion Holdings USA Inc. 0.125% due 10/12/20114	20,000	19,999
Harvard University 0.15% due 11/15/2011	19,621	19,619
Denmark (Kingdom of) 0.05% due 11/8/2011	14,200	14,199
Barclays U.S. Funding Corp. 0.08% due 10/3/2011	10,800	10,800

Total short-term securities (cost: $1,590,311,000)		1,590,694

Total investment securities (cost: $16,487,504,000)		17,054,045
Other assets less liabilities		(58)

Net assets		$17,053,987

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $7,590,271,000, which represented 44.51% of the net assets of the fund. This amount includes $7,379,880,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $491,721,000, which represented 2.88% of the net assets of the fund.
5Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	date(s)	(000)	(000)	net assets

Coupons.com Inc., Series B, convertible preferred	6/1/2011	$45,000	$45,000	.26%
Angie’s List, Inc., Series D	3/15/2011	20,000	20,000	.12
Talmer Bank and Trust	4/28/2010	9,900	12,771	.07
First Southern Bancorp, Inc.	12/17/2009	28,378	12,548	.07
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	2,299	7,768	.05
Value Creation Inc.	8/25/2005–9/1/2006	27,942	2,740	.02
HSW International, Inc.	12/17/2007	907	62	.00
Five Star Travel Corp.	12/17/2007	24	12	.00
Fontainebleau Resorts LLC, Class A, nonvoting units	10/5/2005–6/1/2007	21,500	—	.00
Spot Runner, Inc.	10/25/2006–3/20/2008	$15,071	—	.00
Spot Runner, Inc., Series C, convertible preferred	10/25/2006	6,000	—	.00

Total restricted securities		$177,021	$100,901	.59%

Key to abbreviations

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
CAD = Canadian dollars
GBP = British pounds

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-935-1111O-S29408

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
SMALLCAP World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SMALLCAP World Fund, Inc. (the “Fund”) as of September 30, 2011, and for the year then ended and have issued our report thereon dated November 10, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 10, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2011

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 30, 2011